UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________

SCHEDULE 14A
________________

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by party other than the registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)).
☒	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12

180 LIFE SCIENCES CORP.
(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

October 18, 2021

To Our Stockholders:

The Board of Directors (“Board”) and officers of 180 Life Sciences Corp., a Delaware corporation (the “Company”), join us in extending to you a cordial invitation to attend the 2021 annual meeting of our stockholders, which we refer to as the annual meeting or the Meeting, to be held (subject to postponement(s) or adjournment(s) thereof):

Date:	Friday, December 10, 2021
Time:	10:00 a.m. Pacific Time.
Virtual Meeting Site:	https://agm.issuerdirect.com/atnf

Due to the continuing significant public health impact of the coronavirus pandemic (COVID-19) and to support and protect the health and well-being of our officers, directors and stockholders, the annual meeting will be held in a virtual meeting format only. You will not be able to attend the annual meeting physically. The annual meeting will be held via an audio teleconference. Stockholders may attend, vote and submit questions during the annual meeting via the Internet by logging in at https://agm.issuerdirect.com/atnf, with your Control ID and Request ID, and thereafter following the instructions to join the virtual meeting. In addition to voting by submitting your proxy prior to the annual meeting and/or voting online as discussed herein, you also will be able to vote your shares electronically during the annual meeting. Details regarding the business to be conducted are more fully described in the accompanying Notice of Annual Meeting and Proxy Statement.

As permitted by the rules of the Securities and Exchange Commission (the “SEC” or the “Commission”), we have provided access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about October 19, 2021, to our stockholders of record as of the close of business on October 15, 2021. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the annual meeting.

The Notice of Annual Meeting and Proxy Statement, is also available at https://www.iproxydirect.com/atnf. This website also includes copies of our Annual Report on Form 10-K for the year ended December 31, 2020, which we refer to as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

To be admitted to the virtual annual meeting, stockholders must enter the Control ID number found on their proxy card or E-proxy notice at the website provided above, at the time of the virtual annual meeting. If you are unable to attend the virtual annual meeting, it is very important that your shares be represented and voted at the meeting. You may authorize your proxy to vote your shares over the Internet as described in the E-proxy notice. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. You may also authorize your proxy to vote your shares by telephone or fax as described in your proxy card. If you authorize your proxy to vote your shares over the Internet, return your proxy card by mail or vote by telephone prior to the annual meeting, you may nevertheless revoke your proxy and cast your vote personally at the meeting.

We look forward to seeing you on Friday, December 10, 2021. Your vote and participation in our governance is very important to us.

Sincerely,

Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman

Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting of Stockholders to Be Held on December 10, 2021.

Our proxy statement and Annual Report on Form 10-K for the year ended December 31, 2020 are available at the following cookies-free website that can be accessed anonymously: https://agm.issuerdirect.com/atnf. Stockholders may also vote prior to the meeting at www.iproxydirect.com/atnf.

Neither the SEC nor any state securities regulatory agency has passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

180 LIFE SCIENCES CORP.
3000 El Camino Rd., Bldg. 4, Suite 200
Palo Alto, California 94306

____________________

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON FRIDAY, DECEMBER 10, 2021

____________________

To the Stockholders of 180 Life Sciences Corp.:

We are pleased to provide you notice of, and to invite you to attend, the 2021 annual meeting of the stockholders of 180 Life Sciences Corp., a Delaware corporation (“180 Life”, the “Company”, “we” and “us”), which will be held on Friday, December 10, 2021, at 10:00 a.m., Pacific Time (subject to postponement(s) or adjournment(s) thereof), which we refer to as the annual meeting, of the “Meeting”. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1. The annual meeting is being held for the following purposes:

1.      To elect four Class I directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until such director’s resignation or removal.    The Board has nominated for re-election the following incumbent Class I directors: Lawrence Steinman, M.D.; James N. Woody, M.D., Ph.D.; Russell T. Ray, MBA; and Francis Knuettel II, MBA.

2.      To ratify the appointment of Marcum LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2021.    The Board of Directors recommends that you approve and ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2021.

3.      To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” PROPOSAL TWO.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. We do not expect to transact any other business at the annual meeting. Our Board of Directors has fixed the close of business on October 15, 2021, as the record date for determining those stockholders entitled to vote at the annual meeting and any adjournment or postponement thereof. Accordingly, only common and preferred stock stockholders of record at the close of business on that date are entitled to notice of, and to vote at, the annual meeting. A complete list of our stockholders will be available for examination at our offices in Palo Alto, California, during ordinary business hours for a period of 10 days prior to the annual meeting.

We cordially invite you to attend the annual meeting. However, to ensure your representation at the annual meeting, please authorize the individuals named on your proxy card to vote your shares by calling the toll-free telephone number, faxing your proxy card or by using the Internet as described in the instructions included with your proxy card or voting instruction card. Alternatively, if you received a paper copy of the proxy card by mail, please complete, date, sign and promptly return the proxy card. This will not prevent you from voting at the meeting, but will help to secure a quorum and avoid added solicitation costs. If your shares are held in “street name” by your broker or other nominee, only that holder can vote your shares and the vote cannot be cast unless you provide instructions to your broker. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Your proxy may be revoked at any time before it is voted. Please review the proxy statement accompanying this notice for more complete information regarding the matters to be voted on at the meeting.

The enclosed proxy statement, notice of the availability of which is first being mailed to stockholders on or about October 19, 2021, is also available at https://www.iproxydirect.com/atnf. This website also includes our Annual Report on Form 10-K for the year ended December 31, 2020, which we refer to as the annual report. Stockholders may also request a copy of the proxy statement and our annual report by contacting our main office at (650) 507-0669.

Even if you plan to attend the annual meeting, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the annual meeting if you are unable to attend.

By Order of the Board of Directors:

Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman
Palo Alto, California
October 18, 2021
IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE ASK YOU TO VOTE BY TELEPHONE, MAIL, FAX OR ON THE INTERNET USING THE INSTRUCTIONS ON THE PROXY CARD.

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PROXY STATEMENT
FOR 2021 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

180 Life Sciences Corp. (“180,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2021 annual meeting of stockholders, which we refer to as our annual meeting, on Friday, December 10, 2021 at 10 a.m., Pacific time, and at any postponement(s) or adjournment(s) thereof. The meeting will be held virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive). See also “Instructions For The Virtual Annual Meeting”, beginning on page 1

These materials were first sent or given to stockholders on October 19, 2021. You are invited to attend the annual meeting online and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in this Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the annual meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on July 9, 2021 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card and vote instruction form for the annual meeting.

Instructions For The Virtual Annual Meeting

This year our annual meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted via live audio webcast.

To participate in the virtual meeting, visit https://agm.issuerdirect.com/atnf (please note this link is case sensitive) and enter the control number on your proxy card, or on the instructions that accompanied your proxy materials.

You may vote during the meeting by following the instructions available on the meeting website during the meeting. To the best of our knowledge, the virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting.

Questions will be relayed to the meeting organizers and forwarded to the Chairman of the meeting for review. Questions regarding matters to be acted upon at the meeting will be answered after each matter has been presented, as appropriate. Questions from stockholders not relating to proposals will be grouped by topic with a representative question read aloud and answered as time permits and to the extent such questions do not relate to material non-public information, off-topic items or other matters which the Chairman in his discretion, believes should not be addressed at the annual meeting.

Questions During the Annual Meeting

We will hold a question-and-answer session with management immediately following the conclusion of the business to be conducted at the Annual Meeting.

You may submit a question at any time during the meeting by following the instructions provided in the meeting portal at the address described above. The Chair of the meeting has broad authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. A copy of the rules of conduct will be available online at the Annual Meeting.

Technical Difficulties or Trouble Accessing the Virtual Meeting Website

Technicians will be available to assist you if you experience technical difficulties accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call 844-399-3386 for assistance.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Incorporated By Reference” (if any)) via the Internet at https://www.iproxydirect.com/atnf (please note this link is case sensitive) or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the annual meeting if you were a stockholder of record as of the close of business on October 15, 2021 (the “Record Date”).

At the close of business on the Record Date, there were (a) 33,564,470 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our preferred Class C Special Voting Shares outstanding; and (d) 1 share of our preferred Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 278,006 voting shares each, or 278,006 in aggregate; and the Class K Special Voting Shares vote 187,765 voting shares each, or 187,765 in aggregate. As a result, we had an aggregate of 34,030,241 total voting shares as of the Record Date.

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

If your proxy is properly executed and received by us in time to be voted at our annual meeting, the shares represented by your proxy (including those given through the mail, by fax or by telephone or the Internet) will be voted in accordance with your instructions. If you execute your proxy but do not provide us with any instructions, your shares will be voted “For” the proposals set forth in the notice of annual meeting, or otherwise determined by the proxies.

The only matters that we expect to be presented at our annual meeting are set forth in the notice of annual meeting. If any other matters properly come before our annual meeting, the persons named in the proxy card will vote the shares represented by all properly executed proxies on such matters in their best judgment.

Voting Process

If you are a stockholder of record, there are five ways to vote:

•        At the virtual annual meeting.    You may vote during the meeting by following the instructions available on the meeting website during the meeting.

•        Via the Internet.    You may vote by proxy via the Internet by following the instructions provided in the notice.

•        By Telephone.    If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card or notice.

•        By Fax.    If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card or notice.

•        By Mail.    If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

The presence of a stockholder at our annual meeting will not automatically revoke that stockholder’s proxy. However, a stockholder may revoke a proxy at any time prior to its exercise by:

•        submitting a written revocation prior to the annual meeting to the Corporate Secretary, 180 Life Sciences Corp., 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306;

•        submitting another signed and later dated proxy card and returning it by mail in time to be received before our annual meeting or by submitting a later dated proxy by the Internet or telephone prior to the annual meeting; or

•        attending our annual meeting and voting by following the instructions available on the meeting website during the meeting.

Meeting Time and Location: Virtual Annual Meeting

Attendance at the annual meeting is limited to holders of record of our common stock at the close of business on the record date, October 15, 2021, and our guests. You will be asked to provide your control number in order to be admitted into the special meeting. If your shares are held in the name of a bank, broker, or other nominee and you plan to attend the special meeting, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted. No recording of the meeting will be permitted. At the special meeting, stockholders of the Company will be afforded a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to communicate, and to read or hear the proceedings of the meetings in a substantially concurrent manner with such proceedings.

Conduct at the Meeting

The Chairman of the meeting has broad responsibility and legal authority to conduct the annual meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. The Chairman may exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of stockholders of the Company, the number of items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure you that every stockholder who wishes to speak on an item of business will be able to do so.

Voting Requirements for Each of the Proposals

Proposal		Vote Required	Broker Discretionary Voting Allowed*
1	Election of Four Class I Directors	Plurality of Votes Cast	No
2	Ratify the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2021	Majority of the votes cast on the proposal	Yes

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* See also “Quorum, Broker Non-Votes and Abstentions”, below.

For Proposal 1, the four nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified, unless the elected director is removed or resigns earlier. Votes withheld shall have no legal effect.

Approval of Proposal 2 requires the affirmative vote of a majority of the votes cast on such proposals, provided that a quorum exists at the annual meeting.

Quorum; Broker Non-Votes and Abstentions

In order for us to satisfy our quorum requirements, the holders of at least a majority of the voting power of all outstanding shares of capital stock entitled to vote at the meeting must be present. You will be deemed to be present if you attend the meeting or if you submit a proxy (including through the mail, by fax or by telephone or the Internet) that is received at or prior to the meeting (and not revoked).

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” (including “FOR ALL”) and “AGAINST” (including “AGAINST ALL”) votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the annual meeting. However, approval of the proposals other than the election of directors requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors requires a plurality of the votes cast at the annual meeting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

•        “FOR” each of the nominees to the Board of Directors (Proposal 1).

•        “FOR” the ratification of the appointment of Marcum LLP, an independent registered public accounting firm, as the Company’s independent auditors for the fiscal year ending December 31, 2021 (Proposal 2).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of the mails, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election for the ANNUAL MEETING.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the annual meeting will be available to view during the annual meeting. You may also access this list at our principal executive offices, for any purpose germane to the annual meeting, during ordinary business hours, for a period of ten days prior to the annual meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the annual meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors will count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, you must obtain your control number from such bank, broker, or other nominee, or contact Issuer Direct Corporation at (919) 481-4000, or 1-866-752-VOTE (8683) to obtain your control number, in order to be admitted and since you are not the stockholder of record, you may not vote your shares by following the instructions available on the meeting website during the meeting unless you request and obtain a valid proxy from your broker or, other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of annual meeting of stockholders and 2021 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of annual meeting of stockholders or 2021 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of annual meeting of stockholders or

2021 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary at our principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, or a stockholder may make a request by calling our Investor Relations at (650) 507-0669.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 3, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the annual meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Company Mailing Address

The mailing address of our principal executive offices is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters

As of the date of this proxy statement, the Board of Directors does not know of any business to be presented at the annual meeting other than as set forth in the notice accompanying this proxy statement. If any other matters should properly come before the annual meeting, it is intended that the shares represented by proxies will be voted with respect to such matters in accordance with the judgment of the persons voting the proxies.

BACKGROUND OF THE COMPANY

On November 6, 2020, the Company (formerly known as KBL Merger Corp. IV (prior to the closing of the Business Combination, sometimes referred to herein as “KBL”) consummated the previously announced business combination (the “Business Combination”) following a special meeting of stockholders, where the stockholders of the Company considered and approved, among other matters, a proposal to adopt that certain Business Combination Agreement (as amended, the “Business Combination Agreement”), dated as of July 25, 2019, entered into by and among the Company, KBL Merger Sub, Inc. (“Merger Sub”), 180 Life Corp. (f/k/a 180 Life Sciences Corp.) (“180”), Katexco Pharmaceuticals Corp. (“Katexco”), CannBioRex Pharmaceuticals Corp. (“CBR Pharma”), 180 Therapeutics L.P. (“180 LP” and together with Katexco and CBR Pharma, the “180 Subsidiaries” and, together with 180, the “180 Parties”), and Lawrence Pemble, in his capacity as representative of the stockholders of the 180 Parties (the “Stockholder Representative”). Pursuant to the Business Combination Agreement, among other things, Merger Sub merged with and into 180, with 180 continuing as the surviving entity and a wholly-owned subsidiary of the Company (the “Merger”). The Merger became effective on November 6, 2020 (the closing of the Merger being referred to herein as the “Closing”). In connection with, and prior to, the Closing, 180 filed a Certificate of Amendment of its Certificate of Incorporation in Delaware to change its name to 180 Life Corp., and KBL Merger Corp. IV (the Company) changed its name to 180 Life Sciences Corp.

DEFINITIONS

Unless the context requires otherwise, references in this proxy statement to the “Company,” “we,” “us,” “our,” “180 Life”, “180LS” and “180 Life Sciences Corp.” refer specifically to 180 Life Sciences Corp. and its consolidated subsidiaries. References to “KBL” refer to the Company prior to the November 6, 2020 Business Combination.

In addition, unless the context otherwise requires and for the purposes of this Report only:

•        “CAD” refers to Canadian dollars;

•        “Exchange Act” refers to the Securities Exchange Act of 1934, as amended;

•        “£” or “GBP” refers to British pounds sterling;

•        “SEC” or the “Commission” refers to the United States Securities and Exchange Commission; and

•        “Securities Act” refers to the Securities Act of 1933, as amended.

FORWARD LOOKING STATEMENTS

Statements in this Proxy Statement that are “forward-looking statements” are based on current expectations and assumptions that are subject to risks and uncertainties. In some cases, forward-looking statements can be identified by terminology such as “may,” “should,” “potential,” “continue,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” and similar expressions. These forward-looking statements are based on our current estimates and assumptions and, as such, involve uncertainty and risk. Actual results could differ materially from projected results.

We do not assume any obligation to update information contained in this document, except as required by federal securities laws. Although this Proxy Statement may remain available on our website or elsewhere, its continued availability does not indicate that we are reaffirming or confirming any of the information contained herein. Neither our website nor its contents are a part of this Proxy Statement.

INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities or the Exchange Act, the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

REFERENCES TO ADDITIONAL INFORMATION

Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as filed with the SEC on July 9, 2021 (the “Annual Report”).

You may also request a copy of this proxy statement and the annual report from Issuer Direct Corporation, the Company’s proxy agent, at the following address and telephone number:

Issuer Direct Corporation
(919) 481-4000, or 1-866-752-VOTE (8683)

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock, Class C Special Voting Shares, and Class K Special Voting, at the close of business on the Record Date, will be entitled to vote at the annual meeting, on all matters properly presented at the annual meeting and at any adjournment or postponement thereof.

At the close of business on the Record Date, there were (a) 33,564,470 shares of our common stock outstanding; (b) no shares of our Series A Convertible Preferred Stock outstanding; (c) 1 share of our Class C Special Voting Shares outstanding; and (d) 1 share of our Class K Special Voting Shares outstanding.

The common stock votes one vote on all stockholder matters, the Class C Special Voting Shares, vote 278,006 voting shares each, or 278,006 in aggregate; and the Class K Special Voting Shares vote 187,765 voting shares each, or 187,765 in aggregate. As a result, we had an aggregate of 34,030,241 total voting shares as of the Record Date.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth, as of the Record Date, the number and percentage of outstanding shares of our common stock, Class C Special Voting Shares; and Class K Special Voting Shares, beneficially owned by: (a) each person who is known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock; (b) each of our directors; (c) each of our Named Executive Officers (as defined below under “Executive and Director Compensation — Summary Executive Compensation Table”); and (d) all current directors and Named Executive Officers, as a group.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant or upon conversion of a convertible security) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company, and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the business address of each of the entities, directors and executive officers in this table is 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Name and Address of Beneficial Owners	Number of Common Stock Shares Beneficially Owned	Percent of Common Stock
Directors and Executive Officers
James N. Woody(1)	523,030	1.6%
Jonathan Rothbard	560,449	1.7%
Ozan Pamir(2)	136,608	*
Lawrence Steinman	597,575	1.8%
Marc Feldmann	2,754,395	8.2%
Donald A. McGovern, Jr.(3)	34,295	*
Larry Gold(3)	33,397	*
Francis Knuettel II(5)	4,938	*
Pamela G. Marrone(5)	4,938	*
Teresa M. DeLuca(5)	4,938	*
Russell T. Ray(5)	4,938	*
All officers and directors as a group (11 persons)	4,659,501	13.9%

5% Stockholders
Ron Bauer(4)	1,920,021	5.7%

____________

*        Less than one percent.

(1)      Includes options to purchase 497,778 shares of common stock at an exercise price of $4.43 per share, which have vested, and/or which vest within 60 days of the Record Date.

(2)      Includes options to purchase 64,000 shares of common stock at an exercise price of $4.43 per share, which have vested, and/or which vest within 60 days of the Record Date.

(3)      Includes options to purchase 22,917 shares of common stock at an exercise price of $2.49 per share, and options to purchase 3.750 shares of common stock at an exercise price of $7.56, in each case which have vested, and/or which vest within 60 days of the Record Date.

(4)      Includes 500,000 shares of common stock held by Tyche Capital LLC (1209 Orange Street, Wilmington, New Castle County, Delaware 19801); 692,377 shares of common stock held by Theseus Capital Ltd. Mr. Bauer (One Capital Place, Third Floor, P.O. Box 1564, Grand Cayman, Cayman Islands, KY1-1110) beneficially owns the shares of common stock held by Tyche Capital LLC. and is the sole member and manager of Tyche Capital LLC. Mr. Bauer beneficially owns the shares of Common Stock held by Theseus Capital Ltd. and is the sole shareholder of Theseus Capital Ltd. Includes 727,644 shares of common stock held by Astatine Capital Ltd, a Cayman Islands company. Mr. Bauer disclaims beneficial ownership (voting and/or dispositive power) over the shares held by Astatine Capital Ltd, which is controlled by Samantha Bauer, the wife of Ronald Bauer. Address One Capital Place, Third Floor, P.O. Box 1564, Grand Cayman, Cayman Islands, KY1-1110.

(5)      Includes options to purchase 4,938 shares of common stock at an exercise price of $7.56 per share, which have vested, and/or which vest within 60 days of the Record Date.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders.

Our current leadership structure is comprised of two Co-Executive Chairmen of the Board, Sir Marc Feldmann, Ph.D. and Lawrence Steinman, M.D., and a separate Chief Executive Officer (“CEO”), James N. Woody, M.D. Ph.D. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. The Board of Directors does not have a policy as to whether the Chairman/Chairmen should be an independent director, an affiliated director, or a member of management. Our Board of Directors believes that the Company’s current leadership structure is appropriate because it effectively allocates authority, responsibility, and oversight between management (the Company’s CEO, Dr. Woody) and the members of our Board of Directors. It does this by giving primary responsibility for the operational leadership and strategic direction of the Company to its CEO, while enabling our Chairmen to facilitate our Board of Directors’ oversight of management, promote communication between management and our Board of Directors, and support our Board of Directors’ consideration of key governance matters. The Board of Directors believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risks throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight among the full Board of Directors, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance. The Risk, Safety and Regulatory Committee oversees our risk management policies and procedures, reviews our principal risk and compliance policies and our approach to risk management, deals with risk identification and risk assessment for the principal operational, business, compliance, legal and ethics risks facing our company, whether internal or external in nature. (The Company’s committees are described in greater detail below).

Family Relationships

There are no family relationships among executive officers and directors.

Arrangements between Officers and Directors

There is no arrangement or understanding between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer, and there is no arrangement, plan or understanding as to whether non-management stockholders will exercise their voting rights to continue to elect the current Board. There are also no arrangements, agreements or understandings to our knowledge between non-management stockholders that may directly or indirectly participate in or influence the management of our affairs.

Other Directorships

Mr. McGovern (who serves on the Board of Directors of Cars.com Inc. (NYSE:CARS)), Prof. Steinman (who serves on the Board of Directors of BioAtla (NASDAQ:BCAB)), Mr. Ray (who serves on the Board of Directors of Merrimack Pharmaceuticals, Inc. (NASDAQ:MACK)), Dr. DeLuca (who serves on the Board of Directors of Surgery Partners, Inc. (NASDAQ:SGRY)), Mr. Knuettel (who serves on the Board of Directors of Terra Tech Corp. (OTCQX:TRTC)), and Dr. Marrone (who serves on the Board of Directors of Marrone Bio Innovations, Inc. (NASDAQ:MBII)), are the only members of the Board of Directors that are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act).

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; (2) any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; (4) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law; (5) being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or (6) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board of Directors Meetings

During the fiscal year that ended on December 31, 2020, following the Business Combination, the Board held five meetings and took various other actions via the unanimous written consent of the Board of Directors and the various committees described below. Each director, who was a director as of December 31, 2020, attended all of the Board of Directors meetings and committee meetings of the committees on which they served, during the fiscal year ended December 31, 2020 (following the Business Combination). Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting.

Board Committee Membership

Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee, and a Risk, Safety and Regulatory Committee. All four committees are composed solely of independent directors. We filed a copy of our Audit Committee charter and our Compensation Committee charter as exhibits to the registration statement that we filed in connection with our IPO. We filed a copy of our Nominating and Corporate Governance Committee charter as an exhibit to our Current Report on Form 8-K that we filed with the SEC on November 12, 2020. We filed a copy of our Risk, Safety and Regulatory Committee charter as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 that we filed with the SEC on July 9, 2021. You can review the charters for our standing committees by accessing our public filings at the SEC’s web site at www.sec.gov.

The current members of the committees of our Board of Directors are as follows:

Director Name	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Risk, Safety and Regulatory Committee
Lawrence Steinman, M.D.(1)
Sir Marc Feldmann, Ph.D.(1)
James N. Woody, M.D., Ph.D.
Larry Gold, Ph.D.	X	M		C
Donald A. McGovern, Jr.(2)	X	C	M		M
Russell T. Ray, MBA	X	M	M	M
Teresa DeLuca, M.D., MBA	X		C	M
Francis Knuettel II, MBA	X	M			M
Pamela G. Marrone, Ph.D.	X		M		C

____________

(1)      Co-Executive Chairman of the Board of Directors.

(2)      Lead independent director.

C       Chairperson of the Committee.

M       Member of the Committee.

Each of these committees has the duties described below and operates under a charter that has been approved by our Board of Directors.

Audit Committee

NASDAQ listing standards and applicable SEC rules require that the Audit Committee of a listed company be comprised solely of independent directors. We have established an Audit Committee of the Board of Directors, which currently consists of Donald A. McGovern, Jr. (Chair), Larry Gold, Ph.D., Russell T. Ray, MBA and Francis Knuettel II, MBA. Each member of the Audit Committee meets the independent director standard under NASDAQ’s listing standards and under Rule 10A-3(b)(1) of the Exchange Act. Each member of the Audit Committee is financially literate and our Board of Directors has determined that Mr. McGovern qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

Responsibilities of the Audit Committee include:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent registered public accounting firm all relationships the firm have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent registered public accounting firm;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our consolidated financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a Compensation Committee of the Board of Directors. The members of our Compensation Committee are Teresa DeLuca MD, Ph.D. (Chair), Donald A. McGovern, Jr., Russell T. Ray, MBA and Pamela G. Marrone, Ph.D. We have adopted a Compensation Committee charter, which details the principal functions of the Compensation Committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The Compensation Committee charter also provides that the Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Compensation Committee Interlocks and Insider Participation

As described above, the current members of the Compensation Committee are independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2020, none of our executive officers served on the Compensation Committee (or its equivalent) or Board of Directors of another entity whose executive officer served on our Compensation Committee. Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Governance Committee

We have established a nominating and corporate governance committee of the Board of Directors. The members of our Compensation Committee are Larry Gold, Ph.D. (Chair), Russell T. Ray, MBA and Teresa DeLuca MD, MBA. Our Board has determined that each member is independent under applicable NASDAQ listing standards. We have adopted a Compensation Committee charter, which details the principal functions of the nominating and corporate governance committee. Specific responsibilities of the Nominating and Corporate Governance Committee include:

•        making recommendations to our Board regarding candidates for directorships;

•        making recommendations to our Board regarding the size and composition of our Board;

•        overseeing our corporate governance policies and reporting; and

•        making recommendations to our Board concerning governance matters.

In May 2021, the Board of Directors adopted a charter of a Risk, Safety and Regulatory Committee, which committee is tasked with, among other things, overseeing our risk management policies and procedures, reviewing our principal risk and compliance policies and our approach to risk management, dealing with risk identification and risk assessment for the principal operational, business, compliance, legal and ethics risks facing our company, whether internal or external in nature including, but not limited to, the risks and incident responses associated with: information security; business continuity and disaster recovery; vendor management; operations risks; supply chain risks; employment and workplace conduct practices; safety and environmental matters; and legal risks, overseeing our compliance programs, reviewing our compliance with relevant laws, regulations, and corporate policies (including our Code of Ethics), overseeing significant complaints and other matters raised through our compliance reporting mechanisms, including the review and investigation of such matters as necessary, reviewing significant government inquiries or investigations and other significant legal actions, reviewing information about current and emerging legal and regulatory compliance risks and enforcement trends that may affect our business operations, performance or strategy, meeting, and reviewing and discussing with management the implementation and enforcement of policies, standards, procedures and risk management programs, and compliance with applicable laws and regulations, related to the manufacture and supply of products consistent with applicable high-quality and medical product safety standards. The members of our Risk, Safety and Regulatory Committee are Pamela G. Marrone, Ph.D. (Chair), Donald A. McGovern, Jr., and Francis Kneuttel II, MBA. Our Board has determined that each member is independent under applicable NASDAQ listing standards.

Director Independence

Our Board of Directors has determined that each of Donald A. McGovern, Jr., Larry Gold, Ph.D., Russell T. Ray, MBA, Teresa M. DeLuca, M.D., MBA, Pamela G. Marrone, Ph.D. and Francis Knuettel II, MBA is an independent director as defined under the NASDAQ rules governing members of boards of directors and as defined under Rule 10A-3 of the Exchange Act. As described in greater detail below, although we have not been in compliance with the NASDAQ continued listing rules that require a majority of a listed company’s board of directors be independent and that require an Audit Committee consisting of at least three members, we are in compliance with such rules as of the date of this prospectus.

On January 5, 2021, the Company received a letter from the NASDAQ Stock Market, LLC that the Company was no longer in compliance with NASDAQ Listing Rules 5605(b)(1) and 5605(c)(2), which require that the Company’s Board of Directors be comprised of a majority of independent directors and that the Company have an Audit Committee consisting of at least three independent members, respectively (the “Continued Listing Rules”).

NASDAQ provided the Company 45 days, or until February 19, 2021, to submit to NASDAQ a plan detailing how the Company intended to regain compliance with the rules. The Company timely submitted such plan and on March 1, 2021, the Company received notice from NASDAQ that the Company was granted an extension until June 30, 2021 to regain compliance with the Continued Listing Rules. In the event the Company did not regain compliance within the extension period, NASDAQ would provide the Company written notice of the delisting of the Company’s securities, at which time the Company may appeal the decision to a Hearings Panel.

On May 27, 2021 and June 10, 2021, we issued Current Reports on Form 8-K announcing that four independent directors would be joining our Board effective on the earlier of (a) the business day following the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 with the SEC and (b) June 28, 2021. On June 28, 2021, we issued another Current Report on Form 8-K announcing that two of such independent directors (Russell T. Ray, MBA and Teresa M. DeLuca, M.D., MBA) would be joining our Board effective immediately following the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and that the other two of such independent directors (Pamela G. Marrone, Ph.D. and Francis Knuettel II, MBA) would be joining our Board effective on the earlier of (a) immediately following the filing of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and (b) July 2, 2021. As a result of the foregoing appointments to our Board, and related appointments to our Audit Committee, we have been advised by Nasdaq that is has determined that we are compliant with the above-noted NASDAQ Listing Rules, and that this matter is now closed.

Website Availability of Documents

The charters of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee and our Code of Business Conducts and Ethics can be found on our website at https://ir.180lifesciences.com/corporate-governance/governance-documents. Unless specifically stated herein, documents and information on our website are not incorporated by reference in this proxy statement.

Stockholder Communications with the Board of Directors

Our stockholders and other interested parties may communicate with members of the Board of Directors by submitting such communications in writing to our Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular board member or members, the communication will be forwarded to a board member to bring to the attention of the Board of Directors.

Executive Sessions of the Board of Directors

The independent members of our Board of Directors meet in executive session (with no management directors or management present) from time to time. The executive sessions include whatever topics the independent directors deem appropriate.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees, which we filed as an exhibit to the registration statement that we filed in connection with our IPO. You can review our Code of Ethics by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of our Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Management and Certain Beneficial Owners” table on page 9, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Compensation Recovery

Under the Sarbanes — Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. We plan to implement a clawback policy in the future, although we have not yet implemented such policy.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of, and consultants and contractors to, us or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace, the misuse of material nonpublic information in securities trading. The policy also includes specific anti-hedging provisions.

To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. Even during a trading window period, certain identified insiders, which include the named executive officers and directors, must comply with our designated pre-clearance policy prior to trading in our securities. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

Report of Audit Committee

The following report of the Audit Committee does not constitute soliciting materials and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act, or the Exchange Act, except to the extent we specifically incorporate such report by reference therein.

AUDIT COMMITTEE REPORT

The Audit Committee, which is comprised exclusively of independent directors, represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2020, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management; (2) discussed with the Company’s independent auditors the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2020 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Respectfully submitted,

Audit Committee

/s/ Donald A. McGovern, Jr., Chair

/s/ Larry Gold, Ph.D.

/s/ Russell T. Ray, MBA

/s/ Francis Knuettel II, MBA

INFORMATION ABOUT OUR EXECUTIVE OFFICERS AND DIRECTORS

Executive Officers

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age
James N. Woody, M.D., Ph.D.	Chief Executive Officer	78
Ozan Pamir	Interim Chief Financial Officer and Secretary	30
Jonathan Rothbard, Ph.D.	Chief Science Officer	69

Below is information regarding each executive officer’s biographical information, including their principal occupations or employment for at least the past five years, and the names of other public companies in which such persons hold or have held directorships during the past five years.

JAMES N. WOODY, M.D., PH.D. — CHIEF EXECUTIVE OFFICER — Information regarding Dr. Woody is set forth below under “Classified Board of Directors”.

OZAN PAMIR — INTERIM CHIEF FINANCIAL OFFICER AND SECRETARY — Ozan Pamir has served as our interim Chief Financial Officer since November 2020. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of 180, our wholly-owned subsidiary following the Closing of the Business Combination, since October 2018. Mr. Pamir has also served as the Chief Financial Officer and as a member of the Board of Directors of Unify Pharmaceuticals since August 2019, and as the Chief Financial Officer of Enosi Life Sciences between May 2020 and April 2021, both of which are pre-clinical companies focused on autoimmune diseases. Previously, Mr. Pamir served in various positions with Echelon Wealth Partners, a leading Canadian investment bank, from June 2014 to October 2018, including Investment Banking Analyst (June 2014 – June 2015), Senior Associate, Investment Banking (June 2015 – September 2017) and Vice President of Investment Banking (September 2017 – October 2018), as well as Investment Banking Analyst of OCI Groups from October 2013 to June 2014. Mr. Pamir holds an Economics and Finance degree from McGill University and is a CFA Charterholder.

JONATHAN ROTHBARD, PH.D. — CHIEF SCIENCE OFFICER — Jonathan Rothbard, Ph.D. has served as our Chief Scientific Officer since the Closing of the Business Combination in November 2020. Dr. Rothbard has served as the Chief Executive Officer and Chief Scientific Officer of Katexco since November 2018. Previously, he helped found ImmuLogic Pharmaceutical Corp., in Palo Alto, California, where he served as Chief Scientific Officer from 1989 to 1995, founded Amylin in San Diego, California in 1989, and CellGate in Redwood City, California, where he served as Chief Scientific Officer from 1998 to 2004. Dr. Rothbard also served on the faculty of the Department of Neurology at Stanford University Medical School and on the faculties of the Department of Chemistry and the Department of Rheumatology. He also previously served as the head of the Molecular Immunology Laboratory at the Imperial Cancer Research Fund in London. Dr. Rothbard received his BA from Hamilton College in 1973 and his Ph.D. from Columbia University in 1977 and completed post-doctoral fellowships at The Rockefeller University and Stanford University Medical School.

Classified Board of Directors

The Board of Directors is divided into two classes. At each annual general meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election and qualification until the second annual meeting following the election. The directors are divided among the two classes as follows:

•        the Class I directors are Lawrence Steinman, James N. Woody, Russell T. Ray and Francis Knuettel II, and their terms expire at the annual meeting to be held on December 10, 2021; and

•        the Class II directors are Larry Gold, Sir Marc Feldmann, Donald A. McGovern, Jr., Teresa M. DeLuca and Pamela G. Marrone, and their terms expire at the annual meeting of stockholders to be held in 2022.

Any additional directorships resulting from an increase in the number of directors will be distributed among the two classes so that, as nearly as possible, each class will consist of one-half of the directors. The division of the Board of Directors into two classes with staggered two-year terms may delay or prevent a change of our management or a change in control.

Our current directors are as follows:

Name	Age	Position With Company	Date First Appointed as Officer or Directors	Director Class*
Class I Directors
Lawrence Steinman, M.D.	73	Executive Co-Chairman	November 2020	Class I
James N. Woody, M.D., Ph.D.	78	Chief Executive Officer and Director	November 2020	Class I
Russell T. Ray, MBA	74	Director	July 2021	Class I
Francis Knuettel II, MBA	55	Director	July 2021	Class I

Class II Directors
Sir Marc Feldmann, Ph.D.	76	Executive Co-Chairman	November 2020	Class II
Larry Gold, Ph.D.	79	Director	November 2020	Class II
Donald A. McGovern, Jr.	70	Director	November 2020	Class II
Teresa M. DeLuca, M.D., MBA	55	Director	July 2021	Class II
Pamela G. Marrone, Ph.D.	64	Director	July 2021	Class II

____________

*        Terms expire at the annual meeting of stockholders to be held in 2021 (Class I) and 2022 (Class II).

Director Nominees

At the annual meeting, four directors are to be re-elected as Class I directors, to hold office until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Lawrence Steinman, M.D.; James N. Woody, M.D., Ph.D.; Russell T. Ray, MBA; and Francis Knuettel II, MBA, all of whom are currently directors of our company. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected.

Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

Information regarding the director nominees is provided below:

LAWRENCE STEINMAN CO-EXECUTIVE CHAIRMAN (DIRECTOR NOMINEE)

Lawrence Steinman, M.D. has served as Co-Executive Chairman since the Closing of the Business Combination in November 2020. He also has primary scientific responsibility for our á7nAChR platform. Dr. Steinman served as Co-Chairman of 180 and as a member of its board of directors since April 2019. Prior to joining 180, he served on the Board of Directors of Centocor Biotech, Inc., from 1989 to 1998, the Board of Directors of Neurocine Biosciences from 1997 to 2005, the Board of Directors of Atreca from 2010 – 2019, the Board of Directors of BioAtla (NASDAQ:BCAB) from 2016 to present, the Board of Directors of Tolerion, Inc. from 2013 to 2020 and the Board of Directors of Alpha5 Integrin from 2020 to the present, and the Board of Directors of Pasithea from 2020 to the present. He is currently the George A. Zimmermann Endowed Chair in the Neurology Department at Stanford University and previously served as the Chair of the Interdepartmental Program in Immunology at Stanford University Medical School from 2003 to 2011. He is a member of the National Academy of Medicine and the National Academy of Sciences. He also founded the Steinman Laboratory at Stanford University, which is dedicated to understanding the pathogenesis of autoimmune diseases, particularly multiple sclerosis and neuromyelitis optica. He received the Frederic Sasse Award from the Free University of Berlin in 1994, the Sen. Jacob Javits Award from the U.S. Congress in 1988 and 2002, the John Dystel Prize in 2004 from the National MS Society in the U.S., the Charcot Prize for Lifetime Achievement in Multiple Sclerosis Research in 2011 from the International Federation of MS Societies and the Anthony Cerami Award in Translational Medicine by the Feinstein Institute of Molecular Medicine in 2015. He also received an honorary Ph.D. at the Hasselt University in 2008. He received his BA (physics) from Dartmouth College in 1968 and his MD from Harvard University in 1973. He also completed a fellowship in chemical immunology at the Weizmann Institute (1974 – 1977) and was an intern and resident at Stanford University Medical School. We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics qualify him to serve as a director.

Director Qualifications:

We believe Dr. Steinman’s extensive experience leading the research and development of numerous therapeutics for biotechnology companies qualify him to serve as a director.

JAMES N. WOODY, M.D., PH.D. CHIEF EXECUTIVE OFFICER AND DIRECTOR NOMINEE

James N. Woody, M.D., Ph.D. has served as our Chief Executive Officer and as a director since the Closing of the Business Combination in November 2020. Dr. Woody has served as the CEO of 180 since July 2020, and as a director of 180 Life Sciences since September 2020. Dr. Woody was a founder and served as Chairman of the Board of Directors for Viracta Pharmaceuticals, a lymphoma therapeutic company (July 2014 to December 2020). With the company undergoing a reverse merger into a public company, he resigned his Board member position and continues as a Board observer. He served as a General Partner of Latterell Venture Partners (February 2006 to December 2019) then moved to a Venture Partner position, for the two remaining LVP legacy companies, Viracta (NASDAQ:VIRX), and Perceptimed, a Pharmacy management company, where he continues to serves on the Board. He serves as an interim CEO for MaraBio Systems Inc., a startup autism diagnostic company, a position he held since November 2018, and also serves as Chairman of the Board for Enosi Life Sciences, a next generation TNF inhibitor company, which position he has held since July 2020. He served as a Board member of Integenix Inc. (2012 to 2018), and Neuraltus Pharmaceuticals, Inc. (February 2009 to December 2019). Dr. Woody was the founding CEO and Chairman of the Board of OncoMed Pharmaceuticals, Inc. (2004 to 2014), a NASDAQ listed company with a focus on antibodies targeting cancer stem cells. He previously served as a member of the Board of Directors of Protein Simple, formerly Cell Biosciences (2005 to 2014), acquired by Bio-Techne; Forte Bio Corporation, acquired by PALL in 2012 (2005 to 2012); Bayhill Therapeutics, Inc. (2004 to 2012); Femta Pharmaceuticals (2008 to 2012); and Proteolix, Inc. (2005 to 2009), acquired by Onyx for the multiple myeloma drug Carfilzomib. Dr. Woody also served on the Board of Directors of Talima Therapeutics, Inc. (2007 to 2011); HemaQuest Pharmaceuticals, Inc. (2009 to 2013); Calistoga (2009 to 2011), acquired by Gilead for the lymphoma drug Idealasib (Zeldig); Tetralogic (2008 to 2014), a NASDAQ listed company; and Avidia (2003 to 2006), acquired by Amgen. From 1996 to 2004, He was President and General Manager of Roche Biosciences, Palo Alto, California (formerly Syntex), where he had responsibility for all bioscience research and development, ranging from genetics and genomics to clinical development of numerous new pharmaceuticals, as well as former Syntex administrative matters. From 1991 to 1996, Dr. Woody served as Senior Vice President of Research and Development and Chief Scientific Officer of Centocor, Inc., Malvern, Pennsylvania, where he assisted in the development of several new major antibody-based therapeutics in the fields of oncology and autoimmune and cardiovascular disease, including Remicade®, a multi-billion dollar pharmaceutical. Prior to that time, He served as a Medical Officer in the U.S. Navy, retiring as a CAPT (06) and as Commanding Officer of the Naval Medical Research and Development Command in 1991. Dr. Woody and his colleagues, with U.S. Navy and Congressional approval, founded the National Marrow Donor Program. He is a member of the Research Advisory Committee for the Veterans Gulf War Illness. Dr. Woody was a member of the Board of Directors of the Lucille Packard (Stanford) Children’s

Hospital (LPCH) in Palo Alto, California, (July 2002 to December 2020), serving as Chairman of the LPCH Quality Service and Safety Committee and a Member of the Patient Safety Oversight Committee. Dr. Woody also is a member of the Stanford Medical School Dean’s Research Committee and Stanford “SPARK” research initiatives program. Dr. Woody received a B.S. in Chemistry from Andrews University, Berrien Springs, Michigan, an M.D. from Loma Linda University and Pediatric Subspecialty Training at Duke University School of Medicine and Harvard University School of Medicine. He received a Ph.D. in Immunology from the University of London, England. We believe that his expertise and experience in the life sciences and venture capital industries and his educational background make him qualified to serve as a director.

Director Qualifications:

We believe that his expertise and experience in the life sciences and venture capital industries, and his educational background make him qualified to serve as a director.

RUSSELL T. RAY, MBA DIRECTOR NOMINEE

Russell T. Ray, MBA has served as a director of our company since July 2021. Mr. Ray was a Senior Advisor to HLM Venture Partners, a healthcare venture capital firm, from February 2017 to December 2017 and from January 2014 to December 2015. From January 2016 to February 2017, Mr. Ray was a Managing Director and Vice Chairman of Healthcare Investment Banking at Stifel, Nicolaus & Company, Incorporated, an investment banking firm, with a focus on health care investments. From September 2003 to September 2015, Mr. Ray served as a Partner and Senior Advisor with HLM Venture Partners, a Health Care focused Venture Capital Firm that invests in health care services, health care information technology and medical technology companies. Prior to his work with HLM, he served as Managing Director and President (and was also the founder) of Chesapeake Strategic Advisors (2002 to 2003), which invested in health care services, health care information technology and medical technology companies. Mr. Ray was formerly Managing Director and Co-Head of Global Health Care at Credit Suisse First Boston Corporation (1999 to 2002) where he led a 50-person team with offices in Baltimore, Chicago, London, New York and San Francisco focused on providing corporate finance and M&A advisory services to private and public companies in the biotechnology, health care services and health care information technology sectors. From 1987 to 1999, Mr. Ray was a Managing Director and Global Co-Head of Healthcare Investment Banking at Deutsche Bank and its predecessor entities, BT Alex. Brown and Alex. Brown & Sons. Mr. Ray served on the board of directors of Allergan, Inc. from 2003 to 2015. Mr. Ray also serves as Chairman of the Audit and Finance Committee of Merrimack Pharmaceuticals, Inc. (NASDAQ:MACK) (which position he has held since January 2015), which specializes in developing drugs for the treatment of cancer.

Mr. Ray is a former Captain in the United States Army and recipient of the Bronze Star Medal, two Air Medals and two Army Commendation Medals for Meritorious Service. He obtained a Bachelor’s of Science degree in Engineering from the United States Military Academy at West Point, a Bachelor’s of Science degree in Ecology and Evolutionary Biology from the University of Washington, a Master of Science degree from the University of Pennsylvania in both Ecology and Evolutionary Biology and received a Master of Business Administration degree in Finance from the Wharton School of Business at the University of Pennsylvania.

Director Qualifications:

We believe that his expertise and experience in the life sciences industry, venture capital and M&A advisory services to private and public biotechnology clients, and his educational background make him qualified to serve as a director.

FRANCIS KNUETTEL II, MBA DIRECTOR NOMINEE

Francis Knuettel II, MBA has been a director of our company since July 2021. Mr. Knuettel has over 25 years of management experience in venture and private-equity backed public companies, and has advised public and private companies on financial management and controls, mergers and acquisitions, capital markets transactions and operating and financial restructurings. Mr. Knuettel has served as the Chief Executive Officer and director of Terra Tech Corp. (OTCQX:TRTC), a vertically integrated company focused on the cannabis sector with operations in California and Nevada, since December 2020. Mr. Knuettel was formerly Director of Capital and Advisory at Viridian Capital Advisors, a position he held from June 2020 to January 2021, following the sale but prior to the close of the acquisition of One Cannabis Group, Inc. (“OCG”) by an OTCQX listed company. At OCG, Mr. Knuettel served from June 2019 to January 2021 as Chief Financial Officer of the company, a leading cannabis dispensary franchisor, with over thirty cannabis dispensaries across seven states. Prior to joining OCG, Mr. Knuettel was Chief Financial Officer at MJardin Group, Inc. (“MJardin”) (August 2018 to January 2019), a Denver-based cannabis cultivation and dispensary management company, where he led the company’s IPO on the Canadian Securities Exchange. Following the IPO, Mr. Knuettel managed the merger with GrowForce, a Toronto-based cannabis cultivator, after which he moved over to the Chief Strategy Role (January 2019 to June 2019). In his role as CSO, he managed the acquisition of several private companies before recommending and executing the consolidation of management and other operations to Toronto and the closure of the executive office in Denver. From April to August 2018, Mr. Knuettel served as Chief Financial Officer of Aqua Metals, Inc. (NASDAQ:AQMS), an advanced materials firm that developed technology in battery recycling. Prior to that, from April 2014 to April, 2018, Mr. Knuettel served as Chief Financial Officer at Marathon Patent Group, Inc. (NASDAQ:MARA), a patent enforcement and licensing company. Before that, Mr. Knuettel held numerous CFO and CEO positions at early-stage companies where he had significant experience both building and restructuring businesses. He currently serves on the Board of Directors and in various committee roles of two private companies, one developing an anti-viral platform and the other focused on smart intubation devices. Mr. Knuettel graduated cum laude from Tufts University with a B.A. degree in Economics and from The Wharton School at the University of Pennsylvania with an M.B.A. in Finance and Entrepreneurial Management.

Director Qualifications:

We believe that his expertise and experience in the life sciences and venture capital industries, roles in executive management as both CEO and CFO, and his educational background make him qualified to serve as a director.

Directors Whose Terms Extend Beyond the 2021 Annual Meeting

SIR MARC FELDMANN, PH.D. EXECUTIVE CO-CHAIRMAN (CLASS II DIRECTOR)

Sir Marc Feldmann, Ph.D. has served as Co-Executive Chairman since the Closing of the Business Combination in November 2020. He also has primary scientific responsibility for our synthetic CBD analogues programs. Prof. Feldmann has served as Co-Chairman of 180 and as a member of its board of directors since April 2018. Since August 2018, Prof. Feldmann has served as a director of Enosi Life Sciences Corp., a company which he founded that is a pre-clinical company focused on cancer and autoimmune deficiencies. He is an Emeritus Prof. at the Kennedy

Institute of Rheumatology, Department of Orthopedics, Rheumatology and Musculoskeletal Sciences at Oxford. He is recognized as an expert in the development of anti-inflammatory therapeutics and has published over 700 papers reflecting an overarching commitment to both the cellular aspects of inflammatory autoimmune biology messenger molecules, cytokines and therapeutic applications. In 1983, he published a new hypothesis for the mechanism of induction of autoimmune diseases, highlighting the role of cytokines, which are potent signaling proteins and drive important processes like inflammation, immunity and cell growth. In collaboration with Sir Ravinder Maini, he showed that TNF was a key driver of rheumatoid arthritis, and that blocking it was beneficial, in novel test tube systems (in vitro) using human disease tissue from rheumatoid joints, animal models and a series of clinical trials. They developed a key patent for the targeting of excessive TNF Alpha and its optimal use, which was licensed to Centocor and eventually led to the acquisition of Centocor by Johnson & Johnson. He is a Fellow of the Royal College of Physicians, the Royal College of Pathologists. In recognition of his work, which has led to anti-TNF currently being the best-selling drug class in the world, Prof. Feldmann was elected to the Academy of Medical Sciences and the Royal Society in London, a Fellow of the Australian Academy of Science and a Foreign Member of the National Academy of Sciences, USA. He was knighted by Queen Elizabeth II in 2010 for his outstanding services to medicine, and also received the Australian equivalent, Companion of Honour (AC). He was awarded the Crafoord Prize in 2000, the Albert Lasker Award for Clinical Medical Research in 2003, the Cameron Prize for Therapeutics by the University of Edinburgh in 2004, the European Inventor Award (Lifetime Achievement) by the European Patent Office in 2007, the John Curtin Medal of the Australian National University in 2007 and the Dr. Paul Janssen Award for Biomedical Research in 2008, the Ernst Schering Prize in 2010 and the Gairdner International Award in 2014. He graduated with an MBBS degree from the University of Melbourne in 1967 and earned a Ph.D. in Immunology at the Walter and Eliza Hall Institute of Medical Research in 1972. He undertook postdoctoral research at the Imperial Cancer Research Fund’s Tumour Immunology Unit in 1972 before moving to the Charing Cross Sunley Research Centre in 1985, which later merged with the Kennedy Institute of Rheumatology which then joined the Faculty of Medicine at Imperial College in 2000 and was transferred to the University of Oxford in 2011.

Director Qualifications:

We believe Prof. Feldmann’s significant and successful experience leading the research and development of numerous therapeutics make him qualified to serve as a director.

LARRY GOLD, PH.D. CLASS II DIRECTOR

Larry Gold, Ph.D. has served as a director of our company since the Closing of the Business Combination in November 2020. Dr. Gold is the Founder and Chairman Emeritus of the Board, and former CEO of SomaLogic. Prior to SomaLogic, he also founded and was the Chairman of NeXagen, Inc., which later became NeXstar Pharmaceuticals, Inc. In 1999, NeXstar merged with Gilead Sciences, Inc. to form a global organization committed to the discovery, development and commercialization of novel products that treat infectious diseases. During his nearly 10 years at NeXstar, Dr. Gold held numerous executive positions including Chairman of the Board, Executive Vice President of R&D, and Chief Science Officer. Before forming NeXagen, he also co-founded and served as Co-Director of Research at Synergen, Inc., a biotechnology company later acquired by Amgen, Inc. Dr. Gold recently became the Chairman of Lab79, a new biotech company in Boulder, Colorado. Since 1970, Dr. Gold has been a professor at the University of Colorado at Boulder. While at the University, he served as the Chairman of the Molecular, Cellular and Developmental Biology Department from 1988 to 1992. Between 1995 and 2013, Dr. Gold received the CU Distinguished Lectureship Award, the National Institutes of Health Merit Award, the Career Development Award, the Lifetime Achievement Award from the Colorado Biosciences Association, and the Chiron Prize for Biotechnology. Dr. Gold was also awarded the 8th International Steven Hoogendijk Prize by the Dutch Batavian Society of Experimental Philosophy in 2018. In addition, Dr. Gold has been a member of the American Academy of Arts and Sciences since 1993 and the National

Academy of Sciences since 1995. He is a fellow of the National Academy of Inventors. Dr. Gold also serves on the Board of Directors for CompleGen, Lab79, CNS Biosciences, Keck Graduate Institute, and the Biological Sciences Curriculum Study. Dr. Gold established the Gold Lab at the University of Colorado Boulder in 1971. Starting with basic research on bacteria and bacteriophage, the lab shifted its focus to human disease following the invention of the SELEX process in 1989. The Gold Lab today focuses on the utilization of biological and information technology to improve healthcare. Dr. Gold also began holding the GoldLab Symposia in 2010, an annual event that tackles big questions in healthcare. He is determined to change healthcare for the better through teaching, research, and debate among scientists and citizens throughout the world. Dr. Gold received a BA in 1963 in Biochemistry from Yale University, a Ph.D. in 1967 in Biochemistry from the University of Connecticut, and was an NIH Postdoctoral Fellow until 1969 at Rockefeller University.

Director Qualifications:

We believe Dr. Gold’s significant experience and successful development and commercialization of products make him qualified to serve as a director.

DONALD A. MCGOVERN, JR. CLASS II DIRECTOR

Donald A. McGovern, Jr. has served as a director of our company since the Closing of the Business Combination in November 2020 and as Lead Director since March 2021. Mr. McGovern is a retired Vice Chairman, Global Assurance, of PricewaterhouseCoopers LLP (PwC). Through decades of leadership at PwC and board experience, Mr. McGovern brings wide-ranging operational, financial, accounting and audit and public company experience. He currently serves on the board of Cars.com. Mr. McGovern joined the Board of Cars.com in May 2017 upon the spinout of Cars.com from Tegna creating a new public company listed on the NYSE. Cars.com is a leading two-sided digital automotive marketplace. Mr. McGovern serves as Lead Director, is chair of the Audit Committee, an audit committee financial expert under SEC regulations, and a member of the Compensation Committee. His past public board experience has been with CRH, plc. Mr. McGovern served two three-year terms (2013 – 2019) on the Board of CRH. During his tenure, he was Senior Independent Director, chair of the Remuneration Committee, a member of the Nomination Committee and of the Audit Committee and an audit committee financial expert under US SEC and UK FRC regulations. CRH is headquartered in Dublin, Ireland and listed on the London, Irish and New York Stock Exchanges. His past private company board experience includes Neuraltus Pharmaceuticals (2014 – 2019) and eASIC Corp (2016 – 2018). Mr. McGovern joined the Board of Neuraltus in preparation for Neuraltus doing a potential IPO. Neuraltus was a privately held, venture capital backed biopharmaceutical company dedicated to the development of therapeutics to treat neurological disorders. Mr. McGovern was chair of the Audit Committee and Compensation Committee. Mr. McGovern joined the Board of eASIC as the Company was in the process of filing a Form S-1 registration statement for an IPO. eASIC, a privately held, venture capital backed, fabless semiconductor company, was acquired by Intel Corporation. Mr. McGovern was chair of the Audit Committee and member of the Nomination Committee.

He is by background a High Technology Industry Assurance partner and served as the global engagement partner, lead audit partner, or concurring partner, for numerous Silicon Valley and other US public companies such as Cisco Systems, Applied Materials, Schlumberger, Ltd., Hewlett-Packard, Agilent Technologies, Nvidia, eBay, and Varian Medical. He also has served Silicon Valley pre-IPO companies and during his career had been involved in over 35 IPOs. He has extensive experience for SEC current reporting and securities filings related to initial public offerings and other SEC registration statements, due diligence, mergers and acquisitions, restructurings, divestitures and risk management.

Mr. McGovern spent 39 years at PwC including 26 years as a partner. Mr. McGovern was Vice Chairman, Global Assurance Leader and a member of the PwC Global Network Executive Team, from July 2008 until his retirement from PwC on June 30, 2013. He had been the Managing Partner of the firm’s Silicon Valley Office from July 2001 to

June 2007 and previously held other operating roles. In April 2001, Mr. McGovern was elected to the PwC Board of Partners and Principals of the US firm as well as to PwC’s Global Board. He was the first ever lead director for the US Board (2001 – 2005) and was elected to serve 2 terms on each Board.

Mr. McGovern is a member of the American Institute of Certified Public Accountants and has an active CPA license to practice in California, Illinois and New York. He received a BA from Marquette University in 1972 and received an MBA from DePaul University in 1975. He also attended the Executive Program for Growing Companies of the Stanford University Graduate School of Business in 1992.

Director Qualifications:

We believe Mr. McGovern’s significant auditing, accounting and financial experience, and his being an audit committee financial expert, as well his Board experience make him qualified to serve as a director.

TERESA M. DELUCA, M.D., MBA CLASS II DIRECTOR

Teresa M. DeLuca, M.D., MBA, has served as a director of our company since July 2021. Dr. DeLuca is a physician executive and psychiatrist in New York, New York, resuming her own practice, since January 2020. Dr. DeLuca previously served as a Managing Director at Columbia University’s NY Life Science Venture Fund from January 2018 to December 2019. Her responsibilities as Managing Director included leading a consortium of 12 private/public institutions (Cold Spring Harbor Laboratory, Columbia, CUNY, Einstein, Hospital for Special Surgery, Memorial Sloan Kettering Cancer Center, Mount Sinai, NYU, Rockefeller University, SUNY Downstate Medical Center, Stony Brook, Weil Cornell), and providing due diligence support for potential investments, partnerships, acquisitions, commercialization, licensing, and IPOs. Before that she served as Assistant Clinical Professor of Psychiatry at the Icahn School of Medicine at Mount Sinai in New York City from August 2014 to December 2017 and as the Chief Medical Officer of Magellan Pharmacy Solutions at Magellan Health from December 2012 to July 2014. Prior to that, she served as SVP of Pharmacy Health Solutions at Humana, VP of Clinical Sales Solutions & National Medical Director at Walgreen Co., and VP of Personalized Medicine as well as VP of Medical Policy & Clinical Quality at Medco. Prior to taking on these executive leadership roles, Dr. DeLuca was a Senior Medical Scientist at GlaxoSmithKline. Dr. DeLuca served as a director at North Bud Farms, Inc., a pharmaceutical company from May 2018 to February 2020 (CSE:NBUD) and has served as a director of Surgery Partners, Inc. (NASDAQ:SGRY), a leading operator of surgical facilities and ancillary services, since September 2016, and also currently serves on the Audit Committee and Chair Compliance and Ethics Committee of the Board of Directors of Surgery Partners, Inc.

Dr. DeLuca received a Bachelor’s degree from the University of Rochester/LIU. Dr. DeLuca received her M.B.A. from Drexel University and her M.D. from St. Georges University School of Medicine in Grenada, before undertaking her residency at Thomas Jefferson University Medical School. A strong advocate for good board governance, in 2016, Dr. DeLuca earned the Carnegie Mellon Cybersecurity certificate and continues to maintain good standing with the National Association of Corporate Directors (NACD) as a Board Leadership Fellow (Masters Level), and in 2020 Dr. DeLuca passed the NACD’s “Directorship Certified” examination (NACD.DC). Dr. DeLuca was also named “2020 Director to Watch” in the Directors & Board Annual Report.

Director Qualifications:

The Board of Directors believes that Dr. DeLuca’s public company experience and background as both a practicing MD and former senior executive Chief Medical Officer with significant P&L business line ownership at global Fortune 50 companies, make her well qualified to serve on the Board of Directors in the determination of the Board.

PAMELA G. MARRONE, PH.D. CLASS II DIRECTOR

Pamela G. Marrone, Ph.D. has been a director of our company since July 2, 2021. Dr. Marrone is founder and served as Chief Executive Officer of Marrone Bio Innovations, Inc. (NASDAQ:MBII), a natural products company producing pest management and plant health products, from April 2006 until her retirement in August 2020, and continues to serve on the Board of Directors of such company. She also served as President of Marrone Bio from 2006 through January 2015 and from September 2015 to August 2017. Prior to founding Marrone Bio, in 1995 Dr. Marrone founded AgraQuest, Inc. (acquired by Bayer), where she served as chief executive officer until May 2004 and as President or Chairman from such time until March 2006, and where she led teams that discovered and commercialized several bio-based pest management products. She served as founding president and business unit head for Entotech, Inc., a biopesticide subsidiary of Denmark-based Novo Nordisk A/S (acquired by Abbott Laboratories), from 1990 to 1995, and held various positions at the Monsanto Company from 1983 until 1990, where she led the Insect Biology Group, which was involved in pioneering projects in transgenic crops, natural products and microbial pesticides. Dr. Marrone is an author of over a dozen invited publications, an inventor on more than 400 patents and is in demand as a speaker and has served on the boards and advisory councils of numerous professional and academic organizations. She is currently a Senior Fellow of the Arizona State University Swette Center for Sustainable Food Systems. In 2016, Dr. Marrone was elected to the Cornell University Board of Trustees and completed her four-year term in July 2020. In 2013, Dr. Marrone was named the Sacramento region’s “Executive of the Year” by the Sacramento Business Journal and “Cleantech Innovator of the Year” by the Sacramento Area Regional Technology Alliance and Best Manager with Strategic Vision by Agrow in 2014. In January 2019, she was awarded the “Sustie” award by the Ecological Farming Association for her decades-long leadership in sustainable agriculture. In March 2020, she was awarded the Most Admired CEO, Distinguished Career Award by the Sacramento Business Journal. Dr. Marrone earned a B.S. in Entomology from Cornell University and a Ph.D. in Entomology from North Carolina State University.

Director Qualifications:

We believe Dr. Marrone’s strong background with public companies and her considerable management, technical and commercialization expertise, make her well qualified to serve on the Board of Directors in the determination of the Board.

EXECUTIVE AND DIRECTOR COMPENSATION

Executive Compensation

Compensation of Directors and Officers by KBL Merger Corp. IV prior to the Closing of the Business Combination

None of the executive officers or directors of KBL, including Marlene Krauss, M.D., the Chief Executive Officer of KBL until the Closing of the Business Combination, were paid cash compensation in connection with services rendered to our company for the years ended December 31, 2020 and 2019. Commencing on June 2, 2017, through the Closing of the Business Combination, we paid KBL IV Sponsor LLC, the sponsor of our initial public offering (the “Sponsor”) a total of $10,000 per month for administrative support and associated costs. Our Sponsor, executive officers and directors, or any of their respective affiliates, were reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf, such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors prior to the Closing of the Business Combination reviewed on a quarterly basis all payments that were made to our Sponsor, officers, directors or our or their affiliates. All of the directors and executive officers of KBL immediately prior to the Closing of the Business Combination resigned from their positions upon the Closing of the Business Combination.

In addition to the foregoing, on June 12, 2020, KBL entered into a resignation agreement with Dr. Krauss, whereby, among other things, upon the closing of the Business Combination, the employment of Dr. Krauss with the combined company would be terminated, and KBL became obligated to pay a cash severance payment of $500,000 to Dr. Krauss (of which $200,000 was paid during September 2020). As of December 31, 2020, there are no balances outstanding due to Dr. Krauss under this resignation agreement.

Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination

General

Upon the Closing of the Business Combination, James N. Woody, M.D., Ph.D., the Chief Executive Officer of 180, was appointed to serve as the Chief Executive Officer of our company, and Jonathan Rothbard, Ph.D., the Chief Executive Officer and Chief Scientific Officer of Katexco, was appointed to serve as the Chief Scientific Officer of our company. Also following the Closing of the Business Combination, Ozan Pamir, the Chief Financial Officer of 180, continued to serve in that position for 180, and on November 27, 2020, he was appointed to serve as the Interim Chief Financial Officer of our company.

A description of the employment or services agreements with each of the foregoing persons is set forth below.

Description of Employment Agreements

James N. Woody 180 Employment Agreement

James N. Woody, M.D., Ph.D. and 180 entered into an employment agreement on July 1, 2020 (which agreement was amended on September 18, 2020), effective as of July 1, 2020, whereby Dr. Woody served as the Chief Executive Officer of 180 and began serving as our Chief Executive Officer following the Closing of the Business Combination. The initial term of the employment agreement started on July 1, 2020, was for a period of one (1) year, and was subject to automatic renewal for consecutive one (1) year terms unless either party provided 60 days’ notice. Dr. Woody’s annual base salary was initially $250,000 per year from July 1, 2020 to September 1, 2020, and increased to $360,000 per year on September 1, 2020. The agreement provides that Dr. Woody’s salary is to be renegotiated with the completion of the next qualified financing of over $20 million. Dr. Woody is eligible to participate in any stock option plans and receive other equity awards, as determined from time to time.

James N. Woody Amended and Restated Employment Agreement

On February 25, 2021, the Company entered into an Amended and Restated Employment Agreement with James N. Woody (the “A&R Agreement”), dated February 24, 2021, and effective November 6, 2020, which replaced and superseded the July 2020 agreement with 180 as discussed above. Pursuant to the A&R Agreement, Dr. Woody agreed to serve as the Chief Executive Officer of the Company. The agreement replaced his prior agreement with the Company. The A&R Agreement has a term of three years, and is automatically renewable thereafter for additional one-year periods, unless either party provides the other at least 90 days written notice of their intent to not renew the agreement. Dr. Woody’s annual base salary under the agreement will initially be $450,000 per year. The annual salary is also subject to automatic 5% yearly increases.

Dr. Woody is also eligible to receive an annual bonus, with a target bonus equal to 45% of his then-current base salary, based upon the Company’s achievement of performance and management objectives as set and approved by the Board of Directors and/or Compensation Committee in consultation with Dr. Woody. At Dr. Woody’s option, the annual bonus can be paid in cash or the equivalent value of the Company’s common stock or a combination therefore. The Board of Directors, as recommended by the Compensation Committee, may also award Dr. Woody bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

As additional consideration for Dr. Woody agreeing to enter into the agreement, the Company awarded him options to purchase 1,400,000 shares of the Company’s common stock, which have a term of 10 years, and an exercise price of $4.43 per share (the closing sales price on the date the Board of Directors approved the grant (February 26, 2021)). The options are subject to the Company’s 2020 Omnibus Incentive Plan and vest at the rate of (a) 1/5th of such options on the grant date; and (b) 4/5th of such options vesting ratably on a monthly basis over the following 36 months on the last day of each calendar month; provided, however, that such options vest immediately upon Dr. Woody’s death or disability, termination without cause or a termination by Dr. Woody for good reason (as defined in the agreement), a change in control of the Company or upon a sale of the Company. Under the employment agreement, Dr. Woody is also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement can be terminated any time by the Company for cause (subject to the cure provisions of the agreement), or without cause (with 60 days prior written notice to Dr. Woody), by Dr. Woody for good reason (as described in the agreement, and subject to the cure provisions of the agreement), or by Dr. Woody without good reason. The agreement also expires automatically at the end of the initial term or any renewal term if either party provides notice of non-renewal as discussed above.

In the event the A&R Agreement is terminated without cause by the Company, or by Dr. Woody for good reason, the Company agreed to pay him the lesser of 18 months of salary or the remaining term of the agreement, the payment of any accrued bonus from the prior year, his pro rata portion of any current year’s bonus and health insurance premiums for the same period that he is to receive severance payments (as discussed above).

The A&R Agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

Dr. Rothbard’s Employment Agreement

Our indirect wholly-owned subsidiary, Katexco, entered into an employment agreement with Dr. Rothbard on November 1, 2018. The agreement provides for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement is $300,000, with annual increases as determined by the Board of Directors. Any bonuses, including stock options, are in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement.

The agreement provides that Dr. Rothbard is eligible to participate in the employee benefit plans that are established from time to time, including group health insurance, accidental death and dismemberment, group life insurance, short-term disability insurance, long-term disability insurance, drug coverage and dental coverage.

The agreement also provides Dr. Rothbard with severance benefits if his employment is terminated without “just cause,” subject to his compliance with the restrictive covenants described below and his timely execution and non-revocation of a general release of claims.

In the event Dr. Rothbard’s agreement is terminated without “just cause” (as defined in such agreement), Katexco agreed pay a period of two weeks plus two weeks for each completed year of service, up to a cumulative maximum of 16 weeks of compensation. If severance is paid in lieu of any amount of the required notice period, the amount of the severance pay will be equal to the then-current base salary pro-rated for the covered period. Upon any termination of employment, including a termination for “just cause,” Dr. Rothbard is entitled to the base salary, bonuses and stock options actually earned up to the date of termination.

Pursuant to his agreement, Dr. Rothbard is subject to a six-month post-employment non-competition, non-solicitation and non-hire covenant.

As noted above, upon the Closing of the Business Combination, Dr. Rothbard was appointed to serve as the Chief Scientific Officer of our company.

On August 21, 2019, 180 entered into an Employment Agreement with Dr. Rothbard which replaced his prior agreement, which was not effective until the Closing Date, but became effective on such date. The Employment Agreement has a term of three years from the Closing Date (i.e., until November 6, 2023), automatically extending for additional one-year terms thereafter unless either party terminates the agreement with at least 90 days prior written notice before the next renewal date.

The Employment Agreement provides for Dr. Rothbard to be paid a salary of $375,000 per year, with automatic increases in salary, on the first anniversary of the effective date, and each anniversary thereafter, of 10%.

The Employment Agreement provides for Dr. Rothbard to receive an annual bonus subject to meeting certain objectives set by the Board of Directors, with a targeted bonus amount of 50% of his then salary, payable on or before February 15th of each year.

The Employment Agreement also provides for Dr. Rothbard to earn equity compensation in the discretion of the Board of Directors. Dr. Rothbard may also be issued bonuses, from time to time, in the discretion of the Board of Directors, which may be payable in cash, stock or options.

In the event Dr. Rothbard’s employment is terminated by the Company without cause, by Dr. Rothbard for good reason (as discussed in the employment agreement), or the agreement is not renewed by the Company, he is required to be paid 36 months of severance pay (if such termination occurs during the first year of the term); 24 months of severance pay (if such termination occurs during the second year of the term); and 12 months of severance pay (if such termination occurs after the second year of the term), along with any accrued bonus amount and a pro rata annual bonus based on the targeted bonus, as well as the payment of health insurance premiums for the same period over which he is required to be paid severance pay.

Ozan Pamir Katexco Employment Agreement

Our indirect wholly-owned subsidiary Katexco entered into an employment agreement with Mr. Pamir on October 22, 2018. The agreement provides for an indefinite term that continues until termination. The initial annual base salary set forth in the agreement was CAD $120,000, with annual increases as determined by the Board of Directors. The agreement also provided Mr. Pamir with a CAD $20,000 signing bonus. Any bonuses, including stock options, are in the sole discretion of Katexco, depending on financial circumstances and the performance of the services under the agreement. In 2019, the compensation was increased to $120,000 per annum in US dollars.

On February 1, 2020, there was an amendment to Mr. Pamir’s consulting agreement with Katexco, whereby the contract was transferred from Katexco to Katexco Pharmaceuticals Corp. — US.

Ozan Pamir Company Employment Agreement

On February 25, 2021, the Company entered into an Employment Agreement dated February 24, 2021, and effective November 6, 2020, which agreement was amended and corrected on March 1, 2021, to be effective as of the effective date of the original agreement (which amendment and correction is retroactively updated in the discussion of the agreement), with Ozan Pamir, the Company’s Interim Chief Financial Officer, which replaced and superseded Mr. Pamir’s agreement with Katexco, as discussed above. Pursuant to the agreement, Mr. Pamir agreed to serve as the Interim Chief Financial Officer of the Company; and the Company agreed to pay Mr. Pamir $300,000 per year.

Under the agreement, Mr. Pamir is eligible to receive an annual bonus, in a targeted amount of 30% of his then salary, based upon the Company’s achievement of performance and management objectives as set and approved by the Chief Executive Officer, in consultation with Mr. Pamir. The bonus amount is subject to adjustment. The Board of Directors, as recommended by the Compensation Committee of the Company (and/or the Compensation Committee), may also award Mr. Pamir bonuses from time to time (in stock, options, cash, or other forms of consideration) in its discretion.

As additional consideration for Mr. Pamir agreeing to enter into the agreement, the Company awarded him options to purchase 180,000 shares of the Company’s common stock, which have a term of 10 years, and an exercise price of $4.43 per share (the closing sales price on the date the Board of Directors approved the grant (February 26, 2021)). The options as subject to the Company’s 2020 Omnibus Incentive Plan and vest at the rate of (a) 1/5th of such options upon the grant date; and (b) 4/5th of such options vesting ratably on a monthly basis over the following 36 months on the last day of each calendar month; provided, however, that such options vest immediately upon Mr. Pamir’s death or disability, termination without cause or a termination by Mr. Pamir for good reason (as defined in the agreement), a change in control of the Company or upon a sale of the Company. Under the employment agreement, Mr. Pamir is also eligible to participate in any stock option plans and receive other equity awards, as determined by the Board of Directors from time to time.

The agreement can be terminated any time by the Company with or without cause with 60 days prior written notice and may be terminated by Mr. Pamir at any time with 60 days prior written notice. The agreement may also be terminated by the Company with six days’ notice in the event the agreement is terminated for cause under certain circumstances. Upon the termination of Mr. Pamir’s agreement by the Company without cause or by Mr. Pamir for good reason, the Company agreed to pay him three months of severance pay.

The agreement contains standard and customary invention assignment, indemnification, confidentiality and non-solicitation provisions, which remain in effect for a period of 24 months following the termination of his agreement.

On May 27, 2021, the Company entered into a Second Amendment to Employment Agreement with Ozan Pamir (the “Second Amendment”). The Second Amendment amended the terms of Mr. Pamir’s employment solely to provide that all compensation payable to Mr. Pamir under such agreement would be paid directly by the Company.

On September 14, 2021, the Board authorized a discretionary bonus of $30,000 to Mr. Pamir in consideration for services rendered.

Service Agreement with Prof. Sir Marc Feldmann

On June 1, 2018, CannBioRex Pharma Limited (“CannBioRex”) and Prof. Sir Marc Feldmann Ph.D., our Executive Co-Chairman, entered into a Service Agreement (the “Feldmann Employment Agreement”). Pursuant to the Feldmann Employment Agreement, Prof. Sir Feldmann serves as the Chairman, CEO and Executive Director of CannBioRex or in such other capacity consistent with his status. Prof. Sir Feldmann’s responsibilities include those customary for the roles in which he serves. Prof. Sir Feldmann receives compensation of £115,000 per year, with annual compensation reviewed by the Board and eligibility for discretionary bonuses, as determined by the Board. CannBioRex also reimburses Prof. Sir Feldmann’s travelling and other business expenses.

Pursuant to the Feldmann Employment Agreement, all intellectual property rights created by Prof. Sir Feldmann or related to his employment belong to and vest in CannBioRex.

The Feldmann Employment Agreement contains a customary non-compete clause prohibiting Prof. Sir Feldmann from working for any competing businesses during the term of his employment, or holding equity in other businesses, except he may hold or beneficially own securities of publicly-traded companies if the aggregate beneficial interests of him and his family does not exceed 5% of that class of securities.

Prof. Sir Feldmann is also prohibited for 12 months following termination (the “Post-Termination Period”) be involved in any capacity with a competing business or potential joint venturer in the United Kingdom or in any other country. During the Post-Termination Period, he may not solicit business from CannBioRex and its affiliates’ customers; or any company with whom he was activity involved in the course of his employment; or about which he holds confidential information. Prof. Sir Feldmann further covenants to not interfere with CannBioRex’s business relationships by inducing or attempting to induce suppliers to take adverse actions during the Post-Termination Period. He also agrees not to induce or attempt to induce any CannBioRex employee to leave the company during the Post-Termination Period.

The Feldmann Employment Agreement contains customary non-disclosure and confidentiality obligations, sick leave and vacation time.

The Feldmann Employment Agreement does not have a fixed term. Either party may terminate the agreement by delivering written notice 9 months in advance. CannBioRex may also terminate the Feldmann Employment Agreement at any time with immediate effect by giving written notice. If CannBioRex terminates Prof. Sir Feldmann’s employment without providing 9 months written notice, he will become entitled to a payment equal to his basic salary he would have been entitled to receive if 9 months’ notice were given. The governing law for the Feldmann Employment Agreement is the law of England.

Description of Material Consulting Agreements

Consultancy Agreement with Prof. Lawrence Steinman

On May 31, 2018, CannBioRex Pharma Limited (“CannBioRex”) and Prof. Lawrence Steinman, our Executive Co-Chairman, entered into a Consultancy Agreement (the “Steinman Agreement”). Prof. Steinman committed to making himself available to provide services to CannBioRex that it may require of Prof. Steinman’s expertise. In consideration for the services provided, CannBioRex will pay Prof. Steinman approximately $50,000 per year, in monthly installments. Prof. Steinman is also entitled to reimbursement of all business expenses, including travel.

Although Prof. Steinman is not prohibited from engaging in other business activities during the term of the agreement, he must remain compliant with the terms of the agreement and seek prior written consent before conducting business with a business similar to, or competitive with, CannBioRex. The Steinman Agreement contains customary confidentiality and assignment of intellectual property provisions.

The Steinman Agreement had a two-year term. The agreement may be terminated earlier by Prof. Steinman or CannBioRex with six months’ written notice. CannBioRex may terminate the agreement at any time with immediate effect if Prof. Steinman fails or neglects to efficiently and diligently perform services pursuant to the agreement or breaches its terms; is guilty of fraud, dishonesty or acts in a manner which the Company reasonably deems is likely to disparage himself or the Company; becomes unable to provide services for ten working days in any month; or Prof. Steinman becomes bankrupt or arranges for compromises with his creditors. Upon termination of the Steinman Agreement, Prof. Steinman must return property related to the consultancy and delete his own electronic records. The parties have continued to operate under the terms of the agreement even though the agreement expired.

In addition, Prof. Steinman has a verbal agreement with Katexco Pharmaceuticals Corp., a wholly-owned subsidiary of the Company to provide services for $100,000 per year, since Katexco’s incorporation in 2018.

Prof. Jagdeep Nanchahal Consulting Agreement

On February 25, 2021, we (and CannBioRex Pharma Limited, which was added as a party to the agreement later), entered into a Consultancy Agreement dated February 22, 2021, and effective December 1, 2020, with Prof. Jagdeep Nanchahal (as amended, the “Consulting Agreement”). Prof. Nanchahal has been providing services to the Company and/or its subsidiaries since 2014, and is currently a greater than 5% stockholder of the Company and the Chairman of our Clinical Advisory Board.

On March 31, 2021, we entered into a First Amendment to Consultancy Agreement with Prof. Jagdeep Nanchahal, which amended the Consultancy Agreement entered into with Prof. Nanchahal on February 25, 2021, to include CannBioRex Pharma Limited, a corporation incorporated and registered in England and Wales (“CannBioRex”), and an indirect wholly-owned subsidiary of the Company, as a party thereto, and to update the prior Consultancy Agreement to provide for cash payments due to Prof. Nanchahal to be paid by CannBioRex, for tax purposes, provide for CannBioRex to be party to certain other provisions of the agreement and to provide for the timing of certain cash bonuses due under the terms of the agreement.

Prof. Nanchahal is a surgeon scientist focusing on defining the molecular mechanisms of common diseases and translating his findings through to early phase clinical trials. He undertook his Ph.D., funded by the UK Medical Research Council, whilst a medical student in London and led a lab group funded by external grants throughout his surgical training. After completing fellowships in microsurgery and hand surgery in the USA and Australia, he was appointed as a senior lecturer at Imperial College. His research is focused on promoting tissue regeneration by targeting endogenous stem cells and reducing fibrosis. In 2013 his group identified anti-tumor necrosis factor (TNF) as therapeutic target for Dupuytren’s disease, a common fibrotic condition of the hand. He is currently leading a phase 2b clinical trial funded by the Wellcome Trust and Department of Health to assess the efficacy of local administration of anti-TNF in patients with early stage Dupuytren’s disease. He is a proponent of evidence-based medicine and was the only plastic surgery member of the NICE Guidance Development Groups on complex and non-complex fractures. He was a member of the group that wrote the Standards for the Management of Open Fractures published in 2020. This is an open-source publication to facilitate the care of patients with these severe injuries.

Pursuant to the Consulting Agreement, Prof. Nanchahal agreed, during the term of the agreement, to serve as a consultant to the Company and provide such services as the Chief Executive Officer and/or the Board of Directors of the Company shall request from time to time, including but not be limited to: (1) conducting clinical trials in the fields of Dupuytren’s disease, frozen shoulder and post-operative delirium/cognitive decline; and (2) conducting laboratory research in other fibrotic disorders, including fibrosis of the liver and lung (collectively, the “Services”).

In consideration for providing the Services, the Company (through CannBioRex Pharma Limited) agreed to pay Prof. Nanchahal 15,000 British Pounds (GBP) per month (approximately $20,800) during the term of the agreement, increasing to GBP 23,000 (approximately $32,000) on the date (a) of publication of the data from the phase 2b clinical trial for Dupuytren’s disease (RIDD) and (b) the date that the Company has successfully raised over $15 million in capital. The fee will increase annually thereafter to reflect progression in other clinical trials and laboratory research as approved by the Board of Directors. The Company also agreed to pay Prof. Nanchahal a bonus (“Bonus 1”) in the sum of GBP 100,000 upon submission of the Dupuytren’s disease clinical trial data for publication in a peer-reviewed journal. In addition, for prior work performed, including completion of the recruitment to the RIDD (Dupuytren’s) trial, the Company agreed to pay Prof. Nanchahal GBP 434,673 (approximately $596,545)(“Bonus 2”). At the election of Prof. Nanchahal, Bonus 2 could be paid at least 50% (fifty percent) or more, as Prof. Nanchahal elected, in shares of the Company’s common stock, at a share price of $3.00 per share, or the share price on the date of the grant, whichever is lower, with the remainder paid in GBP. Bonus 2 was deemed earned and payable upon the Company raising a minimum of $15 million in additional funding, through the sale of debt or equity, after December 1, 2020 (the “Vesting Date”) and was not to be accrued, due or payable prior to such Vesting Date (which funding was raised on August 23, 2021). Finally, Prof. Nanchahal shall receive another one-time bonus (“Bonus 3”) of GBP 5,000 (approximately $7,000) on enrollment of the first patient to the phase 2 frozen shoulder trial, and another one-time bonus (“Bonus 4”) of GBP 5,000 (approximately $7,000) for enrollment of the first patient to the phase 2 delirium/POCD trial.

Effective March 30, 2021, in satisfaction of amounts owed to Prof. Nanchahal for 50% of Bonus 2, the Company issued 100,699 shares of the Company’s common stock to Prof. Nanchahal. Additionally, on April 15, 2021, in satisfaction of amounts owed to Prof. Nanchahal for an additional 19% of Bonus 2, the Company issued 37,715 of the Company’s common stock to Prof. Nanchahal. Both issuances were made under the Company’s 2020 Omnibus Incentive Plan.

On August 23, 2021, at the request of Prof. Nanchahal, the Company agreed to issue Prof. Nanchahal 61,535 shares of common stock in consideration for the remaining 31% (or 134,748.63 GBP, or $184,605.62) of Bonus 2 (the “Nanchahal Shares”), based on a $3.00 per share price, which shares were issued on August 23, 2021. The shares will be issued under the Company’s 2020 Omnibus Incentive Plan, which has been approved by stockholders.

Notwithstanding the above, the Board of Directors or Compensation Committee of the Company may grant Prof. Nanchahal additional bonuses from time to time in their discretion, in cash, stock or options.

The Consulting Agreement has an initial term of three years, and renews thereafter for additional three-year terms, until terminated as provided in the agreement. The Consulting Agreement can be terminated by either party with 12 months prior written notice (provided the Company’s right to terminate the agreement may only be exercised if Prof. Nanchahal fails to perform his required duties under the Consulting Agreement), or by the Company immediately if (a) Prof. Nanchahal fails or neglects efficiently and diligently to perform the Services or is guilty of any breach of its or his obligations under the agreement (including any consent granted under it); (b) Prof. Nanchahal is guilty of any fraud or dishonesty or acts in a manner (whether in the performance of the Services or otherwise) which, in the reasonable opinion of the Company, has brought or is likely to bring Prof. Nanchahal, the Company or any of its affiliates into disrepute or is convicted of an arrestable offence (other than a road traffic offence for which a non-custodial penalty is imposed); or (c) Prof. Nanchahal becomes bankrupt or makes any arrangement or composition with his creditors. If the Consulting Agreement is terminated by the Company for any reason other than cause, Prof. Nanchahal is entitled to a lump sum payment of 12 months of his fee as at the date of termination.

The Consulting Agreement includes a 12 month non-compete and non-solicitation obligation of Prof. Nanchahal, preventing him from competing against the Company in any part of any country in which he was actively engaged in the Company’s business, subject to certain exceptions, including research conducted at the University of Oxford. The Consulting Agreement also includes customary confidentiality and assignment of inventions provisions, in each case subject to the Company’s previously existing agreements with various universities, including the University of Oxford, where Prof. Nanchahal serves as a Professor of Hand, Plastic and Reconstructive Surgery.

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2020 and 2019. Our Named Executive Officers include persons who (i) served as our, or 180’s, principal executive officer or acted in a similar capacity during the years ended December 31, 2020 and 2019, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

As noted above, none of the executive officers of KBL prior to the Closing of the Business Combination, including our former Chief Executive Officer, received any cash compensation for their services.

Name and Principal Position		Salary ($)	Bonus ($)	All Other Compensation ($)		Total ($)
James N. Woody(1)	2020	$175,166	$—	$90,000		$265,166
Chief Executive Officer

Ozan Pamir(2)	2020	$187,000	$—	$112,750	(4)(6)	$299,750
Interim Chief Financial Officer	2019	$108,604	$—	$93,832	(5)(6)	$202,436

Jonathan Rothbard, Ph.D.(3)	2020	$333,968	$—	$—		$333,968
Chief Science Officer	2019	$300,000	$—	$—		$300,000

Does not include perquisites and other personal benefits or property, unless the aggregate amount of such compensation is more than $10,000. No executive officer earned any stock awards, option awards, non-equity incentive plan compensation or nonqualified deferred compensation during the periods reported above. Option Awards and Stock Awards represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718.

____________

(1)      Dr. Woody was a consultant of 180 from January 1, 2020 through June 30, 2020 and was paid $90,000 in consultant fees. On August 13, 2020, effective July 1, 2020, Mr. Woody was hired as the Chief Executive Officer of 180, and of our Company, beginning November 6, 2020. Effective November 6, 2020, Dr. Woody and the Company entered into an employment agreement which entitles Dr. Woody to an annual salary of $450,000 and a target bonus of 45%. As of the date of this proxy statement, all of the amounts owed to Dr. Woody have been fully paid.

(2)      On November 9, 2020, Mr. Pamir was hired as the Chief Financial Officer of 180, and, starting November 27, 2020, Interim Chief Financial Officer of our Company. Effective November 9, 2020, Mr. Pamir has a new employment agreement which entitles him to an annual salary of $300,000 and a target bonus of 30%. As of the date of this proxy statement, all of the amounts owed to Mr. Pamir have been fully paid.

(3)      Dr. Rothbard was the Chief Executive Officer and Chief Scientific Officer of Katexco, and Chief Scientific Officer of our Company following the closing of the Business Combination. As of the Business Combination, Dr. Rothbard has a new employment agreement which entitles him to an annual salary of $375,000 and a target bonus of 50%. As of the date of this proxy statement, all of the amounts owed to Dr. Rothbard have been fully paid via cash and issuance of stock.

(4)      Represents consulting fees paid by CBR Pharma. The consulting agreement has been terminated.

(5)      Based on a U.S. dollar to Canadian dollar exchange rate of 1.3262 on December 31, 2019.

(6)      Based on a U.S. dollar to Canadian dollar exchange rate of 1.3649 on December 31, 2020.

Bonuses

No bonuses were paid to the officers named in the table above, whether by 180 prior to the Closing of the Business Combination or by our company following the Closing of the Business Combination, during the fiscal years ended December 31, 2020 or 2019.

Stock Options

No stock options were granted to the officers named in the table above, whether by 180 prior to the Closing of the Business Combination or by our company following the Closing of the Business Combination, during the fiscal years ended December 31, 2020 or 2019. None of our executive officers held any outstanding stock awards or option awards as of December 31, 2020.

Potential Payments Upon Termination

Pursuant to the employment agreements for Dr. Woody, Dr. Rothbard and Mr. Pamir, severance benefits will be paid in the event of a termination without “just cause” (as defined in such agreements). Dr. Woody, in the event of such termination, is entitled to severance payments in the form of continued base salary, for the lesser of eighteen (18) months or the then remaining term of the agreement, (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which the employment terminates; (iii) payment of a pro rata annual bonus for the year in which the employment terminates calculated by multiplying the target bonus amount by a fraction, the numerator of which is the number of calendar days elapsed in the year as of the effective date of termination of employment and the denominator of which is 365; and (iv) payment by the Company of Dr. Woody’s monthly health insurance premiums. For Dr. Rothbard, in the event of such termination during his first year, Dr. Rothbard would be entitled to his then base salary for a period of 36 months, during his second year, Dr Rothbard would be entitled to his then base salary for a period of 24 months, and 12 months if the termination happens in the third year of Dr. Rothbard’s employment or thereafter; (ii) payment of any accrued and unpaid annual bonus for any year preceding the year in which the employment terminates; (iii) payment of a pro rata annual bonus for the year in which the employment terminates calculated by multiplying the target bonus amount by a fraction, the numerator of which is the number of calendar days elapsed in the year as of the effective date of termination of employment and the denominator of which is 365; and (iv) payment by the Company of monthly health insurance premiums. Mr. Pamir, in the event of such termination, would be entitled to an amount equal to his then current base salary for a period of (3) months.

Director Compensation

Directors who are not Named Executive Officers of our Company prior to the Closing of the Business Combination

Name	Fees earned or paid in cash ($)	Stock/option awards ($)	All other compensation ($)	Total ($)
Lawrence Steinman(1)	$100,000	$—	$53,943	$153,943
Sir Marc Feldmann, Ph.D., M.D.(4)	$156,963	$—	$—	$156,963
Larry Gold, Ph.D.(2)(3)	$—	$48,198	$—	$48,198
Donald A. McGovern, Jr.(2)(3)	$—	$48,198	$—	$48,198

____________

*        The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1)      A total of $53,943 of this amount was paid pursuant to a May 2018 consulting agreement with CannBioRex, discussed in greater detail above under “Executive and Director Compensation — Executive Compensation — Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination — General — Employment Agreements — Consultancy Agreement with Prof. Lawrence Steinman”.

(2)      On December 3, 2020, we granted to each of Dr. Gold and Mr. McGovern options to purchase up to 25,000 shares of our common stock at an exercise price of $2.49 per share. The options vest in equal monthly instalments over the 12 months after the grant date, subject to such director’s continued service to our company on such vesting dates.

(3)      Represents the aggregate grant date fair value of the award computed in accordance with the provisions of Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 718. The assumptions used in calculating the aggregate grant date fair value of the awards reported in this column are set forth in our consolidated financial statements included in this prospectus.

(4)      Based on a GBP to USD exchange rate of 1.30. Amounts paid were for services rendered as the Chairman, CEO and Executive Director of CannBioRex, pursuant to the June 2018 Service Agreement, discussed in greater detail above under “Executive and Director Compensation — Executive Compensation — Compensation of Officers by 180 Life Sciences Corp. following the Closing of the Business Combination — General — Employment Agreements — Service Agreement with Prof. Sir Marc Feldmann”.

In connection with each of Mr. Ray’s, Dr. DeLuca’s, Mr. Knuettel’s and Dr. Marrone’s appointment to the Board, such persons entered into offer letters with the Company, dated on or around May 21, 2021 (collectively, the “Offer Letters”). The Offer Letters set forth the compensation that Mr. Ray, Dr. DeLuca, Mr. Knuettel and Dr. Marrone are be entitled to, including a grant of options to purchase $425,000 of value of shares of the Company’s common stock (value per share and number of shares determined by the Black-Scholes calculation on the date of grant) (the “Initial Option Grant”), will vest as to 1/48 of the balance of the option shares upon each month of service after the date of grant and have an exercise price per share equal to the closing sales price of a share of common stock on the grant date, provided that to the extent such grant results in less than an option to purchase 100,000 shares of the Company’s common stock, it is expected that the difference in shares between the Initial Option Grant and 100,000 shares would be granted in the next compensation year (vesting as to 1/36 of the balance of the option shares upon each month of service after the date of grant and having an exercise price per share equal to the closing sales price of a share of common stock on the grant date); and cash fees consistent with the compensation policy of the Board of Directors as amended from time to time, as discussed below.

Board of Director Fees

The current policy of the Board is to pay each independent Board Member, in addition to equity compensation as may be approved from time to time by the Board and/or Compensation Committee, $40,000 per compensation year as an annual retainer fee payable to each member of the Board, plus additional committee fees of $5,000 for each member of the Compensation Committee or Nomination and Corporate Governance Committee, and $7,500 for each member of the Audit Committee or Risk Committee; $10,000 for the Chairperson of the Compensation Committee and the Nomination and Corporate Governance Committee and $15,000 for the Chairperson of the Audit Committee and of the Risk Committee. Additionally, the Lead Director (currently Mr. McGovern) is paid an additional $10,000 per year in cash and is to receive an additional $20,000 equity grant. For independent directors, cash fees are earned and paid one quarter in arrears. The Board also currently grants each new independent director an option to purchase $425,000 of value of common stock (valued based on the Black Scholes Model and based on the closing sales price of the Company’s common stock on the date such option(s) are granted), the exercise price equal to the fair market value on the date of grant as calculated pursuant to the Plan, a number of options determined by dividing the value of the grant by the Black-Scholes value per share on the grant date, and such options vesting in equal monthly installments over the 48 months after the grant date, subject to the holder’s continued service to the Company on such vesting dates.

Since the Closing of the Business Combination, we have issued and granted the following securities to our officers and directors:

On December 3, 2020, the Board approved the grant of options to purchase 25,000 shares of common stock with an exercise price of $2.49 per share to each of Donald A. McGovern, Jr. and Larry Gold, each independent members of the Board of Directors in considerations to be rendered to the Board of Directors, which vest equally in monthly installments over the 12 months from the grant date and have a term of 10 years.

In February 2021, in consideration for services rendered, the Company granted Dr. James N. Woody, the Company’s Chief Executive Officer, options to purchase 1,400,000 shares of the Company’s common stock with an exercise price of $4.43 per share and Mr. Ozan Pamir, the Company’s Chief Financial Officer, options to purchase 180,000 shares of the Company’s common stock with an exercise price of $4.43 per share.

In March 2021, we issued 2,503 restricted shares of common stock for director fees due to Donald A. McGovern, Jr., our lead independent director, in consideration for services rendered; and 2,101 restricted shares of common stock for director fees due to Larry Gold, an independent director, in consideration for services rendered.

Effective on August 4, 2021 (prior to market open), the Board of Directors approved (a) the grant of options to purchase 60,000 shares of common stock with an exercise price of $7.56 per share (the closing sales price of the Company’s common stock on August 3, 2021), and a term of 10 years, which vest at the rate of 1/48th of such options per month, beginning on August 31, 2021, contingent on each holder’s continued service on the Board of Directors, to each of Donald A. McGovern, Jr. and Larry Gold, each independent members of the Board of Directors who have served on the Board of Directors since the November 2020 closing of the Business Combination, in consideration for services to be rendered to the Board of Directors; (b) the grant of options to purchase 79,000 shares of common stock with an exercise price of $7.56 per share (the closing sales price of the Company’s common stock August 3, 2021), and a term of 10 years, which vest at the rate of 1/48th of such options per month, beginning on August 31, 2021, contingent on each holder’s continued service on the Board of Directors, to each of Russell T. Ray, Teresa DeLuca, Pamela Marrone, and Francis Knuettel II, each independent members of the Board of Directors who were appointed as directors in July 2021, in consideration for services to be rendered to the Board of Directors; and (c) 5,135 shares of common stock to Mr. McGovern and 4,629 shares of common stock to Dr. Gold, in lieu of accrued cash fees, each in consideration for services rendered to the Board of Directors for the quarters ended March 31, 2021 and June 30, 2021.

All of the securities described above were issued under and pursuant to the Company’s 2020 Omnibus Incentive Plan.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information, as of December 31, 2020, with respect to our compensation plans under which common stock is authorized for issuance.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (A)	Weighted- average exercise price of outstanding options, warrants and rights (B)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A) (C)
Equity compensation plans approved by stockholders(1)	50,000	$2.49	3,218,400
Equity compensation plans not approved by stockholders(2)	63,658	$5.28	3,154,742

____________

(1)      This relates to the options granted to Dr. Gold and Mr. McGovern. See “Note 15 — Stockholders Equity” of the Consolidated Financial Statements included in the 2020 Annual Report, for the details of the stock options.

(2)      This relates to the Alliance Global Partners (“AGP”) warrants that were not issued as of December 31, 2020. See “Note 11 — Derivative Liabilities” of the Consolidated Financial Statements included in the 2021 Annual Report for the details of the AGP warrants.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive and Director Compensation”, beginning on page 28, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Notice of Acceleration

On December 29, 2020, we received notice from Marlene Krauss, M.D., the former Chief Executive Officer and director of KBL, alleging the occurrence of an event of default of the terms of a certain promissory note in the amount of $371,178, dated March 15, 2019, evidencing amounts owed by the Company to KBL IV Sponsor LLC (of which Dr. Krauss serves as sole managing member), for failure to repay such note within five days of the release of funds from escrow in connection with the terms of a purchase agreement. Dr. Krauss has declared the entire amount of the note to be immediately due and payable. The note, pursuant to its terms, accrues damages of $2,000 per day until paid in full (subject to a maximum amount of damages equal to the principal amount of the note upon the occurrence of the event of default thereunder). There are continuing disputes regarding amounts that may be due to Dr. Krauss under the note.

Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal

See “Inflammation consultancy Agreements with each of Prof. Sir Marc Feldmann and Prof. Jagdeep Nanchahal” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Service Agreement with Prof. Sir Marc Feldman

See “Service Agreement with Prof. Sir Marc Feldmann” under “Description of Employment Agreements”, under “Executive and Director Compensation”, above.

Prof. Jagdeep Nanchahal Consulting Agreement

See “Prof. Jagdeep Nanchahal Consulting Agreement” under “Description of Material Consulting Agreements”, under “Executive and Director Compensation”, above.

Prof. Lawrence Steinman Consultancy Agreement

See “Consultancy Agreement with Prof. Lawrence Steinman” under Description of Material Consulting Agreements”, under Executive and Director Compensation”, above.

Registration Rights

The holders of the founder shares and private placement units (and their component securities) and their permitted transferees are entitled to registration rights pursuant to a registration rights agreement signed on the effective date of our initial public offering (“IPO”). The holders of these securities and their permitted transferees are entitled to make up to three demands, excluding short form demands, that we register such securities. In addition, the holders and their permitted transferees have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of our initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. Notwithstanding the foregoing, the underwriters may not exercise their demand and “piggyback” registration rights after five (5) and seven (7) years after the effective date of the registration statement relating to our IPO and may not exercise their demand rights on more than one occasion. Further, the holders and their permitted transferees have certain “piggy-back” registration rights regarding the shares of our common stock issuable upon the conversion of a conversion promissory note with respect to the registration statement(s) that we may file pursuant to the Registration Rights Agreement that we entered into in connection with the June 2020 offering. We satisfied the foregoing registration rights through the filing of a Registration Statement on Form S-1 (No. 333-248539), which registration statement was declared effective on November 2, 2020; provided, however, that such registration statement became stale and, went effective on August 24, 2021. The Company has an obligation to register shares held by KBL IV Sponsor LLC which shares have not been registered.

Notes and Debt Conversion Agreement

In November 2020, 63,269 restricted shares of common stock were issued to insiders (Sir Marc Feldmann and Lawrence Steinman) as a result of conversion of $239,320 of convertible debt.

On February 10, 2021, we entered into amended loan agreements to modify the terms of certain loan agreements in the aggregate principal amount of $432,699, previously entered into with Sir Marc Feldmann and Dr. Lawrence Steinman, the Co-Executive Chairmen of the Board of Directors. The loan agreements were extended and modified to be paid back at our discretion, either by (1) repayment in cash, or (2) by converting the outstanding amounts into shares of common stock at the same price per share as the next financing transaction. Subsequently, on February 25, 2021, and effective as of the date of the original February 10, 2021 amendments, we determined that such amendments were entered into in error and each of Sir Feldmann and Dr. Steinman rescinded such February 10, 2021 amendments pursuant to their entry into Confirmations of Rescission acknowledgements. On April 12, 2021, we entered into amended loan agreements with Sir Feldmann and Dr. Steinman, which extended the date of all of their outstanding loan agreements to September 30, 2021. On September 30, 2021, 180 Life Sciences Corp. (the “Company”) entered into a Debt Conversion Agreement (the “Debt Conversion Agreement”) with Dr. Lawrence Steinman (“Steinman”) and Sir Marc Feldmann, Ph.D. (“Feldmann”), each of whom serve as Co-Executive Chairmen of the Company’s Board of Directors.

Pursuant to the Debt Conversion Agreement:

(a)     the Company and Steinman agreed to convert an aggregate of $31,297 owed by the Company to Steinman under certain outstanding promissory notes (which included principal and interest) evidencing amounts loaned by Steinman to the Company’s subsidiaries from time to time in 2019 and 2020, into an aggregate of 5,216 shares of restricted common stock of the Company (the “Steinman Shares”); and

(b)    the Company and Feldmann agreed to convert an aggregate of $819,818 owed by the Company to Feldmann under certain outstanding promissory notes (which included principal and interest) evidencing amounts loaned by Steinman to the Company’s subsidiaries from time to time in 2013, 2014, 2019 and 2020, into an aggregate of 136,636 shares of restricted common stock of the Company (the “Feldmann Shares”, and together with the Steinman Shares, the “Debt Conversion Shares”).

The conversion price was equal, pursuant to the Debt Conversion Agreement, to the greatest of (x)(1) if the agreement was fully executed by all parties (“Fully Executed”) prior to 4:00 p.m. Eastern Time on any day in which the Company’s common stock was traded on The Nasdaq Capital Market (“Nasdaq”), the greater of (i) the consolidated closing bid price, and the (ii) closing price, of the common stock of the Company on the last trading day prior to the date the agreement was Fully Executed; and (2) if the agreement was Fully Executed after 4:00 p.m. Eastern Time on any day in which the Company’s common stock was traded on Nasdaq, the greater of (i) the consolidated closing bid price, and the (ii) closing price, of the common stock of the Company on such trading day that the agreement was Fully Executed; (y) the lowest price per share of common stock which would not, under applicable rules of Nasdaq, require stockholder approval for such issuance of common stock in connection with the conversion; and (z) $6.00; provided that because $6.00 per share was greater than (x) or (y) above, the conversion price of the amount owed under the Debt Conversion Agreement was fixed at $6.00 per share, which was above the closing consolidated bid price on Nasdaq, on the date the Debt Conversion Agreement was entered into.

Pursuant to the Debt Conversion Agreement, which included customary representations and warranties of the parties, each of Steinman and Feldmann agreed that the shares of common stock issuable in connection therewith were in full and complete satisfaction of amounts owed to such persons.

Related Party Transaction Policy

Our Audit Committee must review and approve any related party transaction we propose to enter into. Our Audit Committee charter details the policies and procedures relating to transactions that may present actual, potential or perceived conflicts of interest and may raise questions as to whether such transactions are consistent with the best interest of our company and our stockholders. A summary of such policies and procedures is set forth below.

Any potential related party transaction that is brought to the Audit Committee’s attention will be analyzed by the Audit Committee, in consultation with outside counsel or members of management, as appropriate, to determine whether the transaction or relationship does, in fact, constitute a related party transaction. At its meetings, the Audit Committee will be provided with the details of each new, existing or proposed related party transaction, including the terms of the transaction, the business purpose of the transaction and the benefits to us and to the relevant related party.

In determining whether to approve a related party transaction, the Audit Committee must consider, among other factors, the following factors to the extent relevant:

•        whether the terms of the transaction are fair to us and on the same basis as would apply if the transaction did not involve a related party;

•        whether there are business reasons for us to enter into the transaction;

•        whether the transaction would impair the independence of an outside director; and

•        whether the transaction would present an improper conflict of interest for any director or executive officer.

Any member of the Audit Committee who has an interest in the transaction under discussion must abstain from any voting regarding the transaction, but may, if so, requested by the Chairman of the Audit Committee, participate in some or all of the Audit Committee’s discussions of the transaction. Upon completion of its review of the transaction, the Audit Committee may determine to permit or to prohibit the transaction.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us and filed publicly, we believe that during the year ended December 31, 2020, that no director, executive officer, or beneficial owner of more than 10% of our common stock failed to file a report on a timely basis, except that: Marlene Krauss, our former Chief Executive Officer and director and 10% owner, failed to timely disclose ten transactions on Form 4, and as a result three Form 4s were untimely filed; James N. Woody, our Chief Executive Officer, inadvertently failed to timely disclose one transaction on Form 4, and as a result, one Form 4 was untimely filed; Sir Marc Feldmann, Ph.D., our Co-Executive Chairman and 10% owner, inadvertently failed to timely file his Form 3 reporting his initial beneficial ownership of our securities; Prof. Richard W. Barker, MA, our former director, inadvertently failed to timely file his Form 3 reporting his initial beneficial ownership of our securities; and Jonathan Rothbard, Ph.D., our Chief Scientific Officer, inadvertently failed to timely file his Form 3 reporting his initial beneficial ownership of our securities.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement.

Proposal 1
Election of Directors

General

At the annual meeting, four Class I directors are to be elected for a two year term, to hold office until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Lawrence Steinman, M.D.; James N. Woody, M.D., Ph.D.; Russell T. Ray, MBA; and Francis Knuettel II, MBA, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

The Company’s Nominating Committee has reviewed the qualifications of the director nominees and has recommended each of the nominees for election to the Board.

General Director Qualifications

The Board of Directors believes that each of our director nominees is highly qualified to serve as a member of the Board of Directors. Each of the director nominees has contributed to the mix of skills, core competencies and qualifications of the Board of Directors. When evaluating candidates for election to the Board of Directors, the Board of Directors seeks candidates with certain qualities that it believes are important, including integrity, an objective perspective, good judgment, and leadership skills. Our director nominees are highly educated and have diverse backgrounds and talents and extensive track records of success in what we believe are highly relevant positions.

What Vote Is Required To Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock, Class C Special Voting Shares, and Class K Special Voting Shares, together voting in one class, entitled to vote at the annual meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the annual meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Amended and Restated Bylaws (“Bylaws”), the Board has set the number of directors that shall constitute the Board at nine. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS
VOTING “FOR” EACH OF THE FOUR NOMINEES.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF AUDITORS

General

WithumSmith+Brown, PC (“Withum”) served as the independent registered public accounting firm for KBL from its inception through the closing of the Business Combination on November 6, 2020. The firm of Marcum LLP (“Marcum”) served as the independent registered public accounting firm for privately-held 180 prior to the Business Combination, and continued as the Company’s independent registered public accounting firm following the Business Combination.

The Board of Directors has selected Marcum as the Company’s independent auditors for the fiscal year ended December 31, 2021, and recommends that the stockholders vote to ratify such appointment.

The Company does not anticipate a representative from Marcum to be present at the annual stockholders meeting. In the event that a representative of Marcum is present at the annual meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following is a summary of fees paid or to be paid for audit, tax and related fees for services rendered during the periods indicated:

	For the Fiscal Year Ended December 31,
	2020	2019
Marcum
Audit Fees	$405,616	$291,947	(1)
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$405,616	$291,947

Withum
Audit Fees	$46,500	$—
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$46,500	$—

____________

(1)      Includes an amount based on Canadian dollar to U.S. dollar exchange rate of 0.7568 on December 31, 2019.

Audit Fees.    Audit fees consist of fees billed for professional services rendered for the audit of our annual consolidated financial statements and services that are normally provided by Marcum and Withum, in connection with regulatory filings, including for professional services rendered for the audit of our annual consolidated financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the applicable years. The above amounts include interim procedures and audit fees, as well as attendance at Audit Committee meetings.

Audit-Related Fees.    Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards.

Tax Fees.    Include fees paid for tax return services.

All Other Fees.    Includes fees not included under “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

Pre-Approval Policies

It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee pre-approved all services, audit and non-audit related, provided to us by Marcum and Withum for 2020 and 2019.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of Marcum to serve as our independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of Marcum as our independent auditor for the year ended December 31, 2021. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board of Directors are requesting, as a matter of policy, that the stockholders ratify the appointment of Marcum as our independent registered public accounting firm.

Vote Required

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the shares present in person or represented by proxy at the annual meeting and entitled to vote on, and who voted for, against, or expressly abstained with respect to, this proposal, provided that a quorum exists at the annual meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote “Against” ratification of this appointment. Properly executed proxies will be voted at the annual meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “For” the ratification of the appointment of Marcum.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the committee determines that such a change would be in our and the stockholders’ best interests.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS
PROPOSAL.

Other MAtters

Proposals for 2022 Annual Meeting of Stockholders and 2022 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2022 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A of the Exchange Act and pursuant to the terms of our Bylaws, must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306, not earlier than the close of business on August 12, 2022, and not later than the close of business on September 11, 2022, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2022 annual meeting of stockholders, unless our annual meeting date occurs more than 45 days before or 45 days after December 10, 2022. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2022 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the fiscal 2022 annual meeting or, if the first public announcement of the date of the fiscal 2022 annual meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the fiscal 2022 annual meeting.

To be in proper written form, a stockholder’s notice to the Secretary with respect to any business (other than nominations) must set forth as to each such matter such stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event such business includes a proposal to amend the Bylaws, the language of the proposed amendment) and the reasons for conducting such business at the annual meeting, (B) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is made, (D) a description of all arrangements or understandings between such stockholder and the beneficial owner, if any, on whose behalf the proposal is made and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (E) any material interest of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made in such business and (F) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

To be in proper written form, a stockholder’s notice to the Secretary relating to a proposed nomination to the Board of Directors, must set forth (i) as to each person whom the stockholder proposes to nominate for election as a director (A) the name, age, business address and residence address of the person, (B) the principal occupation or employment of the person, (C) the class or series and number of shares of capital stock of the Company that are owned beneficially or of record by the person and (D) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (ii) as to the stockholder giving the notice (A) the name and record address of such stockholder and the name and address of the beneficial owner, if any, on whose behalf the nomination is made, (B) the class or series and number of shares of capital stock of the Company that are owned beneficially and of record by such stockholder and the beneficial owner, if any, on whose behalf the nomination is made, (C) a description of all arrangements or understandings relating to the nomination to be made by such stockholder among such stockholder, the beneficial owner, if any, on whose behalf the nomination is made, each proposed nominee and any other person or persons (including their names), (D) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (E) any other information relating to such stockholder and the beneficial owner, if any, on whose behalf the nomination is made that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

Additional Filings

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet, www.180lifesciences.com, as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, 3000 El Camino Real, Bldg. 4, Suite 200, Palo Alto, California 94306.

Other Matters to be Presented at the Annual Meeting

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the annual meeting other than that described above. If any other business should properly come before the annual meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the annual meeting of stockholders and has not been informed that any other matters are to be presented by others.

Interest of Certain Persons in or Opposition to Matters to Be Acted Upon:

(a)     No officer or director of us has any substantial interest in the matters to be acted upon, other than his or her role as an officer or director of us, or as a stockholder of us.

(b)    No director of us has informed us that he or she intends to oppose the action taken by us set forth in this proxy statement.

Company Contact Information

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

180 Life Sciences Corp.
Attn: Investor Relations
3000 El Camino Real
Bldg. 4, Suite 200
Palo Alto, California 94306

By Order of the Board of Directors,

Sir Marc Feldmann, Ph.D.	Lawrence Steinman, M.D.
Executive Co-Chairman	Executive Co-Chairman
Palo Alto, California
October 18, 2021

180 LIFE SCIENCES CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
FRIDAY, DECEMBER 10, 2021 AT 10 A.M. PACIFIC TIME

CONTROL ID:

REQUEST ID:

The undersigned stockholder of 180 Life Sciences Corp., a Delaware corporation (the “Company”), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around October 18, 2021, and hereby appoints James N. Woody, M.D., Ph.D. and Ozan Pamir (the “Proxies”) or any one of them, with full power of substitution and resubstitution, and authority to act in the absence of the other, each as proxies and attorneys-in-fact, to cast all votes that the undersigned is entitled to cast at, and with all powers that the undersigned would possess if personally present at, the 2021 Annual Meeting of Stockholders of the Company, to be held virtually on Friday, December 10, 2021, at 10 a.m. Pacific Time, virtually via live audio webcast at https://agm.issuerdirect.com/atnf (please note this link is case sensitive), and at any adjournment or postponement thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.

FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.

INTERNET:	https://www.iproxydirect.com/atnf

PHONE:	1-866-752-VOTE(8683)
ANNUAL MEETING OF THE STOCKHOLDERS OF 180 LIFE SCIENCES CORP.	PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” FOR PROPOSAL 1 AND “FOR” PROPOSAL 2, BELOW
PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Proposal 1		FOR ALL	AGAINST ALL	FOR	AGAINST
	Election of Directors	☐	☐
	Lawrence Steinman, M.D.			☐	☐
	James N. Woody, M.D., Ph.D.			☐	☐
	Russell T. Ray, MBA			☐	☐
	Francis Knuettel II, MBA			☐	☐

Proposal 2		FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Marcum LLP, as the company’s independent auditors for the fiscal year ending December 31, 2021	☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING: ☐

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted “For All” In Proposal 1, “For” Proposal 2, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

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IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: __________________, 2021

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)